UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

THERIVA BIOLOGICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

9605 Medical Center Drive, Suite 270
Rockville, Maryland 20850
(301) 417-4364

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Theriva Biologics, Inc.:

We hereby notify you that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Theriva Biologics, Inc., a Nevada corporation (the “Company”), will be held on August 3, 2026 at 3:30 p.m. (local time), at the Company’s principal place of business for research and clinical development, located at Carrer Torrent de Can Ninou, naus 5-6, 08150 - Parets del Vallès (Barcelona) Spain, for the following purposes:

(1)      to elect the four (4) nominees for director named in the accompanying proxy statement to the Company’s Board of Directors (the “Board”) until such director’s successor is duly elected and qualified (the “Election of Directors”);

(2)      to ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”);

(3)      to approve an amendment to the Company’s 2020 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) that it will have authority to grant under the plan to 6,500,000 shares of Common Stock (the “Plan Increase Proposal”);

(4)      to approve an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to, at the discretion of the Board, effect an increase the number of authorized shares of Common Stock to 450,000,000 shares (the “Authorized Common Stock Increase Proposal”), such amendment to be effected after stockholder approval thereof only in the event the Board still deems it advisable;

(5)      to approve, pursuant to Section 713(a) of the NYSE American Company Guide and the terms of an inducement agreement, the issuance of up to an aggregate of 16,184,560 shares of Common Stock upon the exercise of the Company’s common stock purchase warrants issued to institutional investors in the Company’s private placement offering, which closed on October 17, 2025 (the “Warrant Exercise Proposal”);

(6)      to approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Plan Increase Proposal, the Authorized Common Stock Increase Proposal and/or the Warrant Exercise Proposal (the “Adjournment Proposal”); and

(7)      to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board has fixed the close of business on June 23, 2026 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of the Annual Meeting. The list of the stockholders of record as of the close of business on June 23, 2026 will be made available for inspection at the meeting and during the ten days preceding the meeting at the Company’s offices for research and clinical development located at Carrer Torrent de Can Ninou, naus 5-6, 08150 - Parets del Vallès (Barcelona) Spain.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 3, 2026:

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025 ARE AVAILABLE ELECTRONICALLY AT WWW.THERIVABIO.COM.

Along with the attached Proxy Statement, the Company is sending to you its Annual Report on Form 10-K for the year ended December 31, 2025. Such annual report, which includes the Company’s audited financial statements, is not to be regarded as proxy solicitation material.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please submit a proxy to have your shares voted as promptly as possible by using the internet or kindly sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By Order of the Board of Directors,

/s/ Steven A. Shallcross

Steven A. Shallcross Chief Executive Officer, Chief Financial Officer and Director Rockville, Maryland June 29, 2026

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9605 Medical Center Drive, Suite 270
Rockville, Maryland 20850

PROXY STATEMENT

For the 2026 Annual Meeting of Stockholders to be held on August 3, 2026

GENERAL INFORMATION

This Proxy Statement is being furnished to holders of shares of common stock, $0.001 par value per share (the “Common Stock”) of Theriva Biologics, Inc., a Nevada corporation (“we,” us,” “our,” “Theriva” or the “Company”), in connection with the solicitation of proxies on behalf of our Board of Directors (the “Board of Directors”) for use at our 2026 Annual Meeting of Stockholders to be held on August 3, 2026 at 3:30 p.m. (local time), at the Company’s principal place of business for research and clinical development, located at Carrer Torrent de Can Ninou, naus 5-6, 08150 - Parets del Vallès (Barcelona) Spain, and at any adjournment or postponement of our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The purpose of the Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the Annual Meeting.

The Notice of Annual Meeting of Stockholders, this Proxy Statement, and a proxy card, together with our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), are being mailed to our stockholders on or about June 29, 2026. The 2025 Annual Report, which includes our audited financial statements, is not to be regarded as proxy solicitation material. We will bear the cost of our solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, or facsimile by our directors, officers, or employees, who will receive no additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we will reimburse those custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them in doing so.

The Board of Directors is soliciting votes (1) FOR each of the four (4) nominees for director named herein for election to our Board of Directors (“Proposal 1”); (2) FOR the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 2”); (3) FOR the approval of an amendment to our 2020 Stock Incentive Plan to increase the number of shares of Common Stock that we will have authority to grant under the plan to 6,500,000 shares (“Proposal 3”); (4) FOR the increase in authorized shares of Common Stock to 450,000,000 shares of Common Stock (“Proposal 4”); (5) FOR the issuance of up to an aggregate of 16,184,560 shares of our Common Stock upon the exercise of our common stock purchase warrants issued to institutional investors in our private placement offering (“Proposal 5”); and (6) FOR the adjournment of the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 3, 4 or 5 (“Proposal 6”).

2026 ANNUAL MEETING ADMISSION

Our Board of Directors has fixed the close of business on June 23, 2026 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of the Annual Meeting. All stockholders who own shares of Common Stock as of the Record Date are welcome to attend the Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the Record Date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you will be required to present proof of your ownership of our Common Stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the Annual Meeting.

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INFORMATION ABOUT VOTING

Why am I receiving these materials?

Our Board of Directors is providing these proxy materials to you in connection with our Annual Meeting, which is scheduled to take place on August 3, 2026.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

What items of business will be voted on at the Annual Meeting?

The seven (7) items of business scheduled to be voted on at the Annual Meeting are:

(1)	the election of the four (4) nominees for director named in this Proxy Statement to our Board of Directors until such director’s successor is duly elected and qualified (Proposal 1 or the “Election of Directors”);

(2)	the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal 2 or the “Auditor Ratification Proposal”);

(3)	the approval of an amendment to our 2020 Stock Incentive Plan to increase the number of shares of Common Stock that we will have authority to grant under the plan to 6,500,000 shares of Common Stock (Proposal 3 or the “2020 Plan Increase Proposal”);

(4)	to approve an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to, at the discretion of the Board of Directors of the Company, effect an increase the number of authorized shares of Common Stock to 450,000,000 shares (Proposal 4 or the “Authorized Common Stock Increase Proposal”), such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable;

(5)	to approve, pursuant to Section 713(a) of the NYSE American Company Guide and the terms of an inducement agreement, the issuance of up to an aggregate of 16,184,560 shares of Common Stock upon the exercise of our common stock purchase warrants issued to institutional investors in our private placement offering, which closed on October 17, 2025 (Proposal 5 or the “Warrant Exercise Proposal”); and

(6)	to approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the 2020 Plan Increase Proposal, Authorized Common Stock Increase Proposal and/or the Warrant Exercise Proposal (Proposal 6 or the “Adjournment Proposal”).

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares: (1) FOR each of the four (4) nominees named herein with respect to the Election of Directors; (2) FOR the Auditor Ratification Proposal; (3) FOR the 2020 Plan Increase Proposal; (4) FOR the Authorized Common Stock Increase Proposal; (5) FOR the Warrant Exercise Proposal; and (6) FOR the Adjournment Proposal.

Who is entitled to vote?

Only stockholders who own our Common Stock as of the close of business on the Record date, which is June 23, 2026, will be entitled to vote at the Annual Meeting.

How many shares are outstanding and how many votes is each share entitled?

On the Record Date, 45,892,668 shares of Common Stock were issued and outstanding. Only holders of record of our Common Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof, with each share being entitled to one vote on each matter.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially. If your shares are registered directly in your name with our transfer agent, Equiniti Group plc (formerly Corporate Stock Transfer, Inc.), you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to Mr. Steven Shallcross, our Chief Executive Officer, Chief Financial Officer and a Director, or to vote in person at the meeting. The Board of Directors has enclosed a proxy card for stockholders of record to use to grant a voting proxy.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote. Since you are not the stockholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as Proposals 2, 4, 5 and 7. Proposals 1, 3 and 6 are not considered to be routine matters. If you hold your shares in street name and you do not instruct your broker how to vote for any of Proposals 1, 3 and 6, no votes will be cast on your behalf for such non-routine matters for which you have not provided voting instructions. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on these non-routine proposals.

May I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you own Common Stock as of the close of business on the Record Date or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting. The Annual Meeting will begin promptly at 3:30 p.m. (local time). Check-in will begin at 3:00 p.m., and you should allow ample time for the check-in procedures.

How do I vote my shares?

If you are a registered holder, you may vote:

● By internet: Via the Internet at www.proxyvote.com;

● By telephone: If you are located within the United States and Canada, call 1-800-690-6903 (toll-free) from a touch-tone telephone;

● By mail: By returning a properly executed proxy card in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

● In person: You may vote in person at the Annual Meeting.

To vote online or via telephone, you will need your unique control number. You can find the control number on your proxy card. Be sure to have your proxy card in hand and follow the instructions. Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on August 2, 2026, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than August 2, 2026.

If you hold your shares in street name, you may vote:

● By internet*: Via the Internet at www.proxyvote.com. To vote online, you will need your unique control number;

● By telephone*: If you are located within the United States and Canada, call 1-800-454-8683 (toll-free) from a touch-tone telephone;

● By mail: By returning a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available; or

* Not all street name holders may be able to vote at the web address and phone number provided above.

In person: To do so, you must request a legal proxy from your broker, bank, or other nominee and present it at the Annual Meeting.

If your shares are held in street name, please check the voting instruction form provided to you by your broker, bank, or other nominee for internet or telephone voting availability. If internet and/or telephone voting is available to a street name holder, such facilities will close at 11:59 p.m. Eastern Time on August 2, 2026. To vote online or via telephone, you will need your unique control number. You can find the control number on your voting instruction form. Be sure to have your voting instruction form in hand and follow the instructions. Please follow the voting instructions in the voting instruction card provided by your broker, bank or other nominee to ensure that your vote is counted.

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We provide internet proxy voting to allow record holders to vote your shares online, with procedures designed to ensure authenticity and correctness of your proxy vote instructions. Please be aware, however, that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Can I change or revoke my vote?

You may change or revoke your vote at any time prior to the final vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by: (1) sending a written notice of revocation to our Corporate Secretary at Theriva Biologics, Inc., 9605 Medical Center Drive, Suite 270, Rockville, Maryland 20850; (2) submitting a new proxy bearing a later date (which automatically revokes the earlier proxy) subject to the voting deadlines that are described on the proxy card; (3) granting a subsequent proxy through the internet; subject to the voting deadlines that are described on the proxy card; or (4) by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. Even if you plan to attend the Annual Meeting, we recommend that you also submit your or vote through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

If your shares are held by your broker or bank as nominee or agent, you should follow the instructions provided by your broker or bank.

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact our Corporate Secretary at Theriva Biologics, Inc., 9605 Medical Center Drive, Suite 270, Rockville, Maryland 20850 or by phone at (301) 417-4364.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Voting Options	Impact of “Abstain” Vote	Impact of Broker Non- Votes
Proposal 1: Election of Directors	Plurality – the four (4) director nominees who receive the most “FOR” votes will be elected to serve on the Board	“FOR” “WITHHELD”	No effect	No effect
Proposal 2: Auditor Ratification Proposal	The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on this proposal is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not applicable. No broker non-votes are expected for this proposal.
Proposal 3: 2020 Plan Increase Proposal	The affirmative vote of holders of a majority of the shares present in person or by proxy and entitled to vote on this proposal is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect
Proposal 4: Authorized Common Stock Increase Proposal	The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on this proposal is required at the Annual Meeting and entitled to vote is required	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not applicable-There are not expected to be any
Proposal 5: Warrant Exercise Proposal	The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on this proposal is required	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No Effect
Proposal 6: Adjournment Proposal	The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on this proposal is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not applicable-There are not expected to be any

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Your shares will be voted in accordance with your instructions. If you are a stockholder of record and sign, date and return a proxy card but do not indicate how you wish to vote your shares, the appointed proxies named on the proxy card will vote your shares “FOR” each of the nominees with respect to Proposal 1, “FOR” Proposals 2, 3, 4, 5 and 6 and in the discretion of the appointed proxy named on the proxy card with respect to any other business properly brought before the Annual Meeting.

What is a quorum and why is it necessary?

Conducting business at the Annual Meeting requires a quorum. The presence, either in person or by proxy, of the holders of shares of stock having one-third of the voting power of the shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to conduct business at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or, in the case of a beneficial owner, if one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes (which result when your shares are held in “street name,” your broker does not have discretion to vote such shares and you do not tell the nominee how to vote your shares, as described in detail below) are treated as present for purposes of determining whether a quorum exists. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

What are broker non-votes?

Under the rules of the New York Stock Exchange, member brokers who hold shares in street name for their customers that are the beneficial owners of those shares have the authority to only vote on certain “routine” items in the event that they have not received instructions from beneficial owners. Under New York Stock Exchange rules, when a proposal is not a “routine” matter and a member broker, bank or nominee has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm, bank or nominee may not vote the shares on that proposal since it does not have discretionary authority to vote those shares on that matter. A “broker non-vote” is submitted when a broker, bank or nominee returns a proxy card and indicates that, with respect to particular matters, it is not voting a specified number of shares on that matter, as it has not received voting instructions with respect to those shares from the beneficial owner and does not have discretionary authority to vote those shares on such matters. If you hold your shares in street name and you do not instruct your broker how to vote on these matters not considered routine, no votes will be cast on your behalf with respect to these non-routine matters. “Broker non-votes” are not entitled to vote at the Annual Meeting with respect to the matters to which they apply; however, “broker non-votes” will be included for purposes of determining whether a quorum is present at the Annual Meeting.

Proposals 1, 3 and 5 are all considered “non-routine” matters. As a result, brokers, banks or nominees that do not receive instructions with respect to any of these proposals from their customers will not be entitled to vote on any of these proposals for which instructions were not received.

Proposals 2, 4 and 6 are considered a “routine” matter. As a result, brokers that do not receive instructions with respect to Proposals 2, 4, 5 and 6 from their customers will be entitled to vote on such proposals in their discretion.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

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Where can I find the voting results of the Annual Meeting?

We intend to announce the voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K that will be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four (4) business days after the meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

What happens if additional matters are presented at the Annual Meeting?

Other than the seven items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Mr. Steven Shallcross, our Chief Executive Officer, Chief Financial Officer and Director, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the person named as proxy holder will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Who will count the votes?

One or more inspectors of election will tabulate the votes.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within our business or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Who will bear the cost of soliciting votes for the Annual Meeting?

The Board of Directors is making this solicitation on our behalf, and we will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. In addition, we have retained D.F. King & Co., Inc. to aid in the solicitation of proxies for the Annual Meeting. We will pay D.F. King & Co., Inc. fees of not more than $10,000 plus expense reimbursement for its services. Please contact D.F King & Co., Inc., 28 Liberty Street, Floor 53, New York, NY 10005, Toll-free: (888) 605-1957, Email: TOVX@dfking.com with any questions you may have regarding our proposals. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation.

When are stockholder proposals and director nominations due for next year’s annual meeting of stockholders?

To be considered for inclusion in next year’s proxy materials (the “2027 Annual Meeting”), your proposal must be submitted in writing by March 1, 2027, to the attention of our Corporate Secretary at Theriva Biologics, Inc., 9605 Medical Center Drive, Suite 270, Rockville, Maryland 20850, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

If you wish to nominate a director at the 2027 Annual Meeting, or to bring any other proposal before the 2027 Annual Meeting, that is not to be included in next year’s proxy materials pursuant to Rule 14a-8, you must do so in accordance with our Second Amended and Restated Bylaws (the “Bylaws”), which requires notice of not less than 120 days prior to the anniversary of the preceding year’s annual meeting to be timely, which in this case means April 5, 2027, provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. The stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal and director nomination that such stockholder intends to present at the 2027 Annual Meeting.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 4, 2027. If such meeting date is changed by more than 30 days, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

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PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board of Directors, based on the recommendation of the Nominations Committee of the Board of Directors, has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Position	Director Since
Jeffrey J. Kraws(1)(2)(3)	62	Chairman	2006

John Monahan(1)(2)(3)	79	Director	2020

Steven A. Shallcross	64	Chief Executive Officer, Chief Financial Officer and Director	2018

Jeffrey Wolf, J.D.(1)(2)(3)	63	Director	2006

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominations Committee

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES “FOR” THE ELECTION OF EACH OF THESE NOMINEES.

Each director nominee currently serves as a director of the Company. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the four (4) nominees named above to constitute the entire Board of Directors. All of the nominees have consented to being named in this Proxy Statement and to serve as a director if elected. At the time of the Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the Board of Directors designates. The Board of Directors believes that it is in the best interests of the Company to elect the above-described nominees.

INFORMATION ABOUT THE NOMINEES

Below is certain information regarding our directors and executive officers.

Steven A. Shallcross. Mr. Shallcross has been a member of our Board of Directors since December 6, 2018 and currently serves as our Chief Executive Officer, a position he was appointed to on December 6, 2018, and our Chief Financial Officer. Mr. Shallcross was appointed as our Interim Chief Executive Officer on December 5, 2017 and has served as our Chief Financial Officer since joining us in June 2015. Mr. Shallcross brings to our company operational, financial and international biotech industry experience, as well as an established track record at leading the financial development and strategy for several publicly traded biotech companies. From May 2013 through May 2015, Mr. Shallcross served as Executive Vice President and Chief Financial Officer of Nuo Therapeutics, Inc. (formerly Cytomedix, Inc.). In January 2016, Nuo Therapeutics, Inc. filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware and on April 25, 2016, the Bankruptcy Court entered an order granting approval of Nuo’s plan of reorganization. From July 2012 to May 2013, Mr. Shallcross held the offices of Executive Vice President, Chief Financial Officer and Treasurer of Empire Petroleum Partners, LLC, a motor fuel distribution company. From July 2011 to March 2012, Mr. Shallcross was Acting Chief Financial Officer of Senseonics, a privately-held medical device company located in Germantown, MD. From January 2009 to March 2011, he served as Executive Vice President and Chief Financial Officer of Innocoll AG (formerly privately held Innocoll Holdings, Inc.), a global, commercial-stage biopharmaceutical company specializing in the development and commercialization of collagen-based products. He also served for four years as the Chief Financial Officer and Treasurer of Vanda Pharmaceuticals, Inc., leading the company through its successful IPO and follow-on offering and previously served as the Senior Vice President and Chief Financial Officer of Middlebrook Pharmaceuticals, Inc. (formerly Advancis Pharmaceutical Corporation). In addition, Mr. Shallcross also served as the Chief Financial Officer of Bering Truck Corporation. From June 2019 until March 2024, Mr. Shallcross served on the board of directors of Elys Game Technology, Corp. an international, vertically integrated commercial-stage company engaged in various aspects of the leisure gaming industry that was Nasdaq-listed until October 2023, and from April 2021 until June 2022, he served on the board of directors of TwinVee Powercats, Co., a Nasdaq-listed designer, manufacturer and marketer of recreational and commercial power catamaran boats. He holds an MBA from the University of Chicago’s Booth School of Business, a Bachelor of Science degree in Accounting from the University of Illinois, Chicago, and is a Certified Public Accountant in the State of Illinois.

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Mr. Shallcross brings to the Board of Directors significant strategic, business and financial experience related to the business and financial issues facing biotechnology companies. Mr. Shallcross has a broad understanding of the financial markets, financial statements as well as generally accepted accounting principles. Through his services as our Chief Executive Officer and Chief Financial Officer, he has developed extensive knowledge of our business.

Jeffrey J. Kraws.  Mr. Kraws has been a member of the Company’s Board of Directors since January of 2006, and was appointed independent, non-executive Chairman of the Board in May 2012. Since 2003, Mr. Kraws has served as Chief Executive Officer and co-founder of Crystal Research Associates and CRA Advisors, and since February 2012, he has served as partner and co-founder of TopHat Capital, LLC. In February 2026, Mr. Kraws joined Kazia Therapeutics Limited as the Head of Corporate Strategy and Development. From February 2022 to January 2025, Mr. Kraws served as Chief Financial Officer of Syncromune, Inc. Mr. Kraws served as the Chief Executive Officer of Innovational Biotech Inc., formerly known as GridIron Bionutrients, Inc., from November 2021 through December 2022. From August 2016 through January 2021, Mr. Kraws served as the Co-President of Ra Medical Systems Inc. (NYSE: RMED), a medical device company. Mr. Kraws has served as a partner at Grannus Securities Pty Ltd. (an Australian based private equity fund) since November 2015. Mr. Kraws is also a partner of PDK Healthcare Innovations LLC. He also consults and assists in management of private companies through his private practice. Mr. Kraws has received some of the most prestigious awards in the industry. Among other awards, he was given a “5-Star Rating” in 2001 by Zacks and was ranked the number one analyst among all pharmaceutical analysts for stock performance in 2001 by Starmine.com. Prior to founding Crystal Research Associates, Mr. Kraws served as co-president of The Investor Relations Group (IRG), a firm representing primarily under-followed, small-capitalization companies. Previously, Mr. Kraws served as a managing director of healthcare research for Ryan Beck & Co. and as director of research/senior pharmaceutical analyst and managing director at Gruntal & Co., LLC (prior to its merger with Ryan Beck & Company). Mr. Kraws served as managing director of the healthcare research group and senior pharmaceutical analyst at First Union Securities (formerly EVEREN Securities); as senior U.S. pharmaceutical analyst for the Swedish-Swiss conglomerate Asea Brown Boveri; and as managing director and president of the Brokerage/Investment Banking operation of ABB Aros Securities, Inc. He also served as senior pharmaceutical analyst at Nationsbanc Montgomery Securities, BT Alex Brown & Sons, and Buckingham Research. Mr. Kraws also has industry experience, having been responsible for competitive analysis within the treasury group at Bristol-Myers-Squibb Company. During 2006 through February of 2007, Mr. Kraws served as our Vice President of Business Development, on a part-time basis. Since December 2013 until April 2023, Mr. Kraws served on the board of directors of Avivagen Inc. (TSX:VIV) and from 2013 until 2020 served on the board of directors of Saleen Automotive, Inc. (OTC Pink: SLNN). He holds an M.B.A. from Cornell University and a B.S. degree from State University of New York — Buffalo. Mr. Kraws brings a strong business background to us, having worked as a pharmaceutical analyst for over 35 years.

Mr. Kraws brings to the Board of Directors significant strategic, business and financial experience related to the business and financial issues facing pharmaceutical companies. Mr. Kraws has a broad understanding of the operational, financial and strategic issues facing pharmaceutical companies. His healthcare experience, executive and leadership experience further qualify him as a member of the Board.

John Monahan.  Dr. Monahan has been a member of the Company’s Board of Directors since November 11, 2020. Dr. Monahan served on the board of directors of Scorpius Holdings, Inc. from November 2009 until April 2026 (formerly known as NightHawk Biosciences, Inc.), a publicly traded company, and from August 2016 until May 2021 also served on the board of directors of Anixa Biosciences, Inc. (formerly known as ITUS Corporation), a biotechnology company focused on using the body’s immune system to diagnose, treat and prevent cancer. He is also a board member of Cellix Ltd. (Ireland) and has served on a number of other public and private boards over the years. Dr. Monahan co-founded Avigen Inc. in 1992, a company which has become a leader in its sector for the development of novel pharmaceutical products for the treatment of serious human diseases. Over a 12-year period as Chief Executive Officer of Avigen he raised over $235 million in several private and public financings including its initial public offering. From 1989-1992, he was Vice President of Research & Development at Somatix Therapy Corp., Alameda, CA and from 1985-1989 he was Director of Molecular & Cell Biology at Triton Biosciences Inc., Alameda, CA. Prior to that from 1982-1985, he was Research Group Chief, Department of Molecular Genetics, Hoffmann-LaRoche, Inc. Nutley, NJ, and from 1975 to 1977 he was an Instructor at Baylor College of Medicine, Houston TX. Dr. Monahan served as a scientific advisory consultant to the Company from 2015 to November 10, 2020 and from 2010 through 2015 he was the Company’s Senior Executive Vice President of Research & Development. Dr. Monahan was also a Scientific Advisory Board member of Agilis Biotherapeutics (recently merged into PTC Therapeutics), from 2014 to 2019. Dr. Monahan received his Ph.D. in Biochemistry from McMaster University, Canada and his B.Sc. from University College Dublin, Ireland.

Dr. Monahan brings to our Board of Directors significant knowledge of and experience in the pharmaceutical and medical industries. He has extensive business, managerial, executive and leadership experience that further qualify him to serve as a member of the Board and a valuable understanding of biochemistry and our product candidates.

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Jeffrey Wolf, J.D.   Mr. Wolf, who has been a member of the Company’s Board of Directors since 2006, has substantial experience in creating, financing, nurturing and biomedical ventures based upon breakthrough research and technology. In August 2008, Mr. Wolf founded Scorpius Holdings, Inc. (formerly known as NightHawk Biosciences, Inc.) (“Scorpius”), a publicly traded company. Since April 2010, Mr. Wolf has served as the Chief Executive Officer and Chairman of the Board of Scorpius. Prior to founding Scorpius, from June 1997 to March 2011, Mr. Wolf served as managing director at Seed-One Ventures, LLC a venture firm focused on launching and growing exceptional healthcare companies from the ground up. Mr. Wolf has also founded and run several biomedical companies. Mr. Wolf’s start-ups include Avigen, a San Francisco-based gene therapy company where he was a co-founder and director; TyRx Pharma, a company focused on the development of bio-compatible polymers where he was a co-founder and Chairman; and Elusys Therapeutics, a company focused on the development of ANTHIM, an FDA approved antitoxin against anthrax, which is currently a subsidiary of Scorpius. Mr. Wolf received his MBA from Stanford Business School, his J.D. from New York University School of Law and his B.A. from the University of Chicago, where he graduated with honors in Economics.

Mr. Wolf has extensive knowledge of the industry and in particular research and development. His legal and business background provide him with a broad understanding of the legal, operational, financial and strategic issues facing our company. Having served as a board member on other public company boards, Mr. Wolf has an extensive understanding of the operational, financial and strategic issues facing public companies.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Involvement in Certain Legal Proceedings

To our knowledge, there are currently no legal proceedings, and during the past ten years there have been no legal proceedings, involving our executive officers, directors or persons nominated to become a director that we believe are required to be disclose pursuant to Item 4.01(f) of Regulation S-K.

Directors’ Term of Office

Directors will hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by our Board of Directors and serve at the discretion of the Board of Directors.

Audit Committee

The Audit Committee is comprised of Mr. Wolf (Chairman), Mr. Kraws and Dr. Monahan. The Audit Committee is responsible for recommending our independent public accounting firm and reviewing management’s actions in matters relating to audit functions. The Audit Committee reviews with our independent public accountants the scope and results of the audit engagement and the system of internal controls and procedures. The Audit Committee also reviews the effectiveness of procedures intended to prevent violations of laws. The Audit Committee also reviews, prior to publication, our reports on Form 10-K and Form 10-Q. Our Board has determined that all Audit Committee members are independent under applicable SEC regulations and NYSE American rules. Our Board of Directors has determined that each of Mr. Wolf and Mr. Kraws qualify as “audit committee financial experts” as that term is used in Section 407 of Regulation S-K. Our Audit Committee charter is located on our website www.therivabio.com.

Compensation Committee

Our Compensation Committee consists of Mr. Kraws (Chairman), Dr. Monahan and Mr. Wolf. The Compensation Committee performs several functions, including reviewing all forms of compensation provided to our executive officers, directors, consultants and employees, including stock compensation. Our Board has determined that all Compensation Committee members are independent under applicable SEC regulations and NYSE American rules. Our Compensation Committee charter is located on our website www.therivabio.com.

Nominations Committee

Our Nominations Committee consists of Dr. Monahan (Chairman), Mr. Kraws and Mr. Wolf. The Nominations Committee performs several functions, including identifying qualified individuals to become members of the Board and recommending appointments to the Board and appointment of executive officers. The Nominations Committee seeks individuals who have an inquisitive and objective perspective, practical wisdom and mature judgment, and the talent and expertise to understand and provide sound and prudent guidance with respect to our activities, operations and interests. Candidates must also be individuals who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment, and who are likely to be the most effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of stockholders. Our Board has determined that all Nominations Committee members are independent under applicable SEC regulations and NYSE American rules. Our Nominations Committee charter is located on our website www.therivabio.com.

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Code of Ethics

We have long maintained a Code of Conduct which is applicable to all of our directors, officers and employees. In addition, we have adopted a Code of Ethics for Financial Management which applies to our Chief Executive Officer, Chief Financial Officer, Treasurer and Controller. Each of these codes is posted on our website at www.therivabio.com.

Insider Trading Policy

We have adopted an insider trading policy (the “Trading Policy”) that is designed to promote compliance with federal securities laws, rules and regulations, as well as the rules and regulations of NYSE American. The Trading Policy was implemented to assure compliance with the securities laws prohibiting insider trading in our securities and disclosure of material, non-public information to outsiders. It prohibits the purchase and sale of our securities by us, our directors, officers, and employees, as well as members of their households, while in possession of material, non-public information until the third business day after such information is made available to the public. Additionally, our Trading Policy imposes special additional trading restrictions, including requiring pre-clearance of any transaction and prohibiting the purchase or sale of options to sell or buy our securities and short sales. The Trading Policy is incorporated by reference into the 2025 Annual Report.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Our Common Stock is listed on the NYSE American. Under the NYSE American listing standards, independent directors must comprise a majority of a listed company’s board of directors and all members of the Audit Committee, Compensation Committee and Nominations Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the NYSE American listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or (ii) be an affiliated person of the listed company or any of its subsidiaries.

The Board of Directors undertook a review of the independence of the members of the Board of Directors and considered whether any director has a material relationship with our company that could compromise his ability to exercise independent judgment in carrying out his responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the Board of Directors has determined that all of our current directors, except Mr. Shallcross, due to his current position as Chief Executive Officer and Chief Financial Officer of our company, is “independent” as that term is defined under the rules of the NYSE American. As a result, Mr. Kraws, Dr. Monahan and Mr. Wolf are deemed to be “independent” as that term is defined under the rules of the NYSE American.

In making these determinations, the Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of capital stock by each non-employee director.

Board Leadership Structure

The Board of Directors has an independent Chairman, Mr. Kraws, who has authority, among other things, to call and preside over meetings of the Board of Directors, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board of Directors. Accordingly, the Chairman of the Board has substantial ability to shape the work of the Board of Directors. We believe that separation of the positions of Chairman of the Board and Chief Executive Officer reinforces the independence of the Board of Directors in its oversight of our business and affairs. In addition, we believe that having an independent Chairman of the Board creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in our best interests and the best interests of our stockholders. As a result, we believe that having an independent Chairman of the Board can enhance the effectiveness of the Board of Directors as a whole.

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Risk Oversight

One of the Board of Directors’ key functions is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function at the time of its establishment. Our Nominations Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board and Committee Meetings and Attendance

During the year ended December 31, 2025, the Board of Directors held 8 meetings. During the year ended December 31, 2025, our Audit, Compensation, Nominations Committees met 5 times, 2 times, and 1 time, respectively. Each director attended at least seventy-five percent (75%) of the aggregate of all meetings of the Board of Directors and all of the Committee meetings, for the Committees on which he serves.

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of the Board of Directors to be present at our annual meetings of stockholders (assuming that we hold in-person annual meetings). Only one director, Steven Shallcross, attended our 2025 Annual Meeting of Stockholders in person and our other three directors attended our 2025 Annual Meeting of Stockholders via telephone.

Review of Transactions with Related Persons

Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approves if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

A discussion of our current related person transactions appears in this Proxy Statement under “Certain Relationships and Related Party Transactions.”

Stockholder Communication with Directors

Stockholders may direct any communications intended for the Board of Directors to our Corporate Secretary by telephone at (301) 417-4364, by facsimile at (301) 417-4367, or by mail to Theriva Biologics, Inc., 9605 Medical Center Drive, Suite 270, Rockville, Maryland 20850.

This centralized process assists the Board of Directors in reviewing and responding to stockholder communications in an appropriate manner. If a stockholder wishes to direct any communication to a specific member of the Board of Directors, the name of that member of the Board of Directors should be noted in the communication. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

Code of Conduct

We have adopted a code of conduct that applies to all officers, directors and employees. The Code of Conduct is intended to promote honest and ethical conduct, full, accurate and timely disclosure, and compliance with all applicable laws and government regulations. The full text of the code of conduct is posted on our website at www.therivabio.com and a copy will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 9605 Medical Center, Suite 270, Rockville, Maryland 20850. If we make any substantive amendments to the code of conduct or grant any waiver from a provision of the code of conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by SEC or the NYSE American rules.

Code of Ethics for Financial Management

We adopted a Code of Ethics for Financial Management that applies to all persons responsible for our financial management. The Code of Ethics for Financial Management is intended to promote professional conduct in our financial management. A copy of our Code of Ethics for Financial Management is available on our website at www.therivabio.com and a copy will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 9605 Medical Center, Suite 270, Rockville, Maryland 20850. Violations of the Code of Ethics for Financial Management may result in disciplinary action. If we make any substantive amendments to the Code of Ethics for Financial Management or grant any waiver from a provision of the Code of Ethics for Financial Management to any director or officer, we will promptly disclose the nature of the amendment or waiver on our website.

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Anti-Hedging/Anti-Pledging Policy

We have adopted an insider trading policy that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of NYSE American, which incorporates anti-hedging and anti-pledging provisions. Consequently, no employee, executive officer or director may enter into a hedge or pledge of our Common Stock, including short sales, derivatives, put options, swaps and collars. The policy further provides that we will comply with all insider trading laws, rules and regulations, and any applicable listing standards when engaging in transactions in our own securities. A copy of our insider trading policy is incorporated by reference as an exhibit to the 2025 Annual Report.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. As disclosed above, the Board of Directors has established an Audit Committee, a Compensation Committee and a Nominations Committee. The Board of Directors may establish other committees to facilitate the management of our company’s business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE American, and SEC, rules and regulations as further described below. The charters for each of these committees are available on our website at www.therivabio.com. Information contained on or accessible through our website is not a part of this Proxy Statement and the inclusion of such website address in this proxy statement is an inactive textual reference only.

Committees of the Board of Directors

The table set forth below shows the directors who are currently members or Chairman of each of the Audit Committee, Compensation Committee and Nominations Committee. From time to time, the Board of Directors may also establish ad hoc committees to address particular matters.

Name	Audit	Compensation	Nominations
Steven Shallcross*	—	—	—

Jeffrey Kraws**	Member	Chairman	Member

John Monahan	Member	Member	Chairman

Jeffrey Wolf	Chairman	Member	Member

*Mr. Shallcross is not a member of any of the committees of the Board of Directors.

**Mr. Kraws serves as the Chairman of the Board of Directors.

Below is a description of each committee of the Board of Directors.

Audit Committee

Mr. Wolf (Chairman), Mr. Kraws and Dr. Monahan currently serve as members of the Audit Committee. The Board of Directors has determined that Mr. Kraws, Dr. Monahan and Mr. Wolf are each “independent” in accordance with the NYSE American definition of independence. The Board of Directors has determined that each of Messrs. Wolf and Kraws and Dr. Monahan has the related financial management expertise within the meaning of the NYSE American rules, that Messrs. Kraws and Wolf are each an “audit committee financial expert” as defined by SEC regulations and that each member of the Audit Committee is “financially literate” under the applicable rules and regulations of the SEC and NYSE American.

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of our financial statements, of our compliance with legal and regulatory requirements, of the independence and qualifications of the registered public accounting firm or firms engaged as our independent outside auditors and the performance of our internal audit function and independent auditors. Specific responsibilities of the Audit Committee include:

● overseeing the work and compensation of the independent auditor in connection with the preparation by the independent auditor of the audit report;

● reviewing and approving the internal corporate audit staff functions;

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● approving the retention or replacement of the independent auditors;

● reviewing the scope of the independent auditor’s audit examination and approving the retention of the independent auditors to perform any proposed permissible non-audit services;

● overseeing the rotation of partners of the independent auditors on our audit engagement team as required by law;

● reviewing and approving transactions between us and any related persons;

● conferring with management and the independent auditors regarding the adequacy of internal controls over financial reporting; establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

● oversee cybersecurity risk management strategy and infrastructure; and

● reviewing and discussing our annual audited financial statements and quarterly financial statements with management and the independent auditor.

The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on our website at www.therivabio.com. The charter describes in more detail the nature and scope of responsibilities of the Audit Committee.

Compensation Committee

Mr. Kraws (Chairman), Dr. Monahan and Mr. Wolf currently serve as members of the Compensation Committee, each of whom the Board of Directors has determined is independent in accordance Rule 10C-1 under the Exchange Act and the NYSE American definition of independence and that each is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of the Compensation Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to compensation of our Chief Executive Officer and other senior executive officers, including evaluating and approving officer’s benefits, bonus, incentive compensation, severance, equity based-compensation and other compensation. Specific responsibilities of the Compensation Committee include:

● establishing on an annual basis the performance goals and objectives for purposes of determining the compensation of our Chief Executive Officer and other senior executive officers, and evaluating performance in light of such goals and objectives and based upon these evaluations setting the compensation level for those officers;

● recommending to the Board of Directors the compensation of the directors;

● overseeing the administration of equity incentive plans, including making recommendations to the Board of Directors regarding granting of options and other awards;

● overseeing the administration of our clawback policy, including determining which compensation should be recouped or forfeited;

● reviewing and making recommendations to the Board of Directors for the Company’s Chief Executive Officer and other senior executive officers regarding employment agreements, severance agreements and, change in control agreements.

The Compensation Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on our website at www.therivabio.com. The charter describes in more detail the nature and scope of responsibilities of the Compensation Committee.

Nominations Committee

Dr. Monahan (Chairman), Mr. Kraws, and Mr. Wolf currently serve as members of the Nominations Committee, each of whom the Board of Directors has determined is independent in accordance with the NYSE American definition of independence. Specific responsibilities of the Nominations Committee include:

● considering and recommending to the Board of Directors, candidates for appointment or election as directors, and making recommendations regarding re-election of incumbent directors;

● considering and recommending to the Board of Directors changes to the size of the Board of Directors or any Committee; and

● recommending to the Board of Directors, candidates to vacancies on any committees of the Board of Directors.

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The Nominations Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominations Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominations Committee retains the right to modify these qualifications from time to time. The Nominations Committee does not have a set policy or process for considering diversity in identifying nominees, but endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements and the long-term interests of its stockholders. In conducting this assessment, the Nominations Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Company and the Board of Directors, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominations Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominations Committee also determines whether the nominee is independent for NYSE American purposes, which determination is based upon applicable NYSE American listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominations Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominations Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominations Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

The Nominations Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on our website at www.therivabio.com. The charter describes in more detail the nature and scope of responsibilities of the Nominations Committee.

The Nominations Committee will consider director candidates recommended by stockholders. The Nominations Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Under our current governing documents, stockholders wishing to directly recommend candidates for election to the Board of Directors at our next annual meeting to be included in our Proxy Statement must do so by giving written notice to: Chairman of the Nominations Committee, Theriva Biologics, Inc., 9605 Medical Center Drive, Suite 270, Rockville, Maryland 20850. Any such notice must be delivered to the Chairman not less than 120 days prior to the anniversary of the preceding year’s annual meeting. The notice must state: (1) the name and address of the stockholder making the recommendations; (2) the name, age, business address, and residential address of each person recommended; (3) the principal occupation or employment of each person recommended; (4) the class and number of shares of the Company’s stock that are beneficially owned by each person recommended and by the recommending stockholder; (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Exchange Act; and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

DIRECTOR COMPENSATION

Compensation of Directors

The following table sets forth information for the fiscal year ended December 31, 2025 regarding the compensation of our directors who at December 31, 2025 were not also our Named Executive Officer.

	Fees Earned
	or	Option	Other
Name	Paid in Cash	Awards(1)	Compensation	Total
Jeffrey J. Kraws	$180,250	$26,571	$—	$206,821

Jeffrey Wolf	$77,750	$26,571	$—	$104,321

John Monahan	$70,750	$26,571	$—	$97,321

(1)	As of December 31, 2025, the following are the outstanding aggregate number of option awards held by each of our directors who were not also our Named Executive Officer:

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Option
Awards
Name	(#)
Jeffrey J. Kraws	35,800

John Monahan	34,900

Jeffrey Wolf	35,800

Our board members were compensated based on the following policies during 2025:

●	Our independent, non-executive Chairman of the Board of Directors received an annual cash retainer of $154,000.

●	Other non-employee members of the Board of Directors were entitled to an annual cash retainer of $47,000.

●	Non-employee directors were entitled to annual cash fees of $7,500, $5,000 and $3,750 for service as a member of the Audit, Compensation and Nominations Committees, respectively.

●	Non-employee directors were entitled to an additional annual cash fee of $15,000, $10,000 and $7,500 for service as Chairman of the Audit, Compensation and Nominations Committees, respectively.

●	On April 29, 2025, non-employee directors were granted options to purchase 25,000 shares of Common Stock, which vest pro rata on a monthly basis over 12 months from the date of grant.

In setting 2025 compensation for directors, the Compensation Committee relied on a report prepared by Meridian Compensation Partners, LLC (“Meridian”) in December 2023.

LIMITS ON LIABILITY AND INDEMNIFICATION

Our Articles of Incorporation and Bylaws provide that we will indemnify and hold harmless each person who serves at any time as a director or officer from and against any and all claims, judgments and liabilities to which such person shall become subject by reason of the fact that he or she is or was a director or officer of the Company, and shall reimburse such person for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. We believe that this indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers, and controlling persons of the Company under the foregoing provisions or otherwise, we have been advised that in the opinion of the SEC that indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable. We entered into an indemnification agreement with our directors and officers. The agreement confirms our obligation to indemnify the directors and officers to the fullest extent authorized by our Articles of Incorporation and Bylaws and supplements the indemnification otherwise available to the covered person under our Articles of Incorporation and Bylaws. The form of indemnification agreement was described and filed as an exhibit to the Form 8-K we filed with the SEC on January 6, 2009.

COMPENSATION COMMITTEE INTERLOCKS

During the last fiscal year ended December 31, 2025, none of our executive officers served on the Board of Directors or Compensation Committee of any other entity whose officers served either on our Board of Directors or Compensation Committee.

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PROPOSAL 2

AUDITOR RATIFICATION PROPOSAL

The Audit Committee has selected BDO USA, P.C. (“BDO”), an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2026. Theriva is asking its stockholders to ratify the appointment of BDO as Theriva’s independent registered public accounting firm for fiscal 2026.

A representative of BDO is expected to be present either in person or via teleconference at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting will be required to approve the Auditor Ratification Proposal. Abstentions will be counted and will have the same effect as a vote against the proposal. Ratification of the appointment of BDO by our stockholders is not required by law, our Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF BDO USA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2026.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. In January 2007, the Board of Directors adopted a written charter for the Audit Committee, which it re-evaluates annually. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report on Form 10-K”) with our management and our independent registered public accounting firm for such year, BDO USA, P.C. (“BDO”). Our management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee (1) discussed with BDO the matters required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; (2) received the written disclosures and the letter from BDO required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence; and (3) discussed with BDO its independence. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining BDO’s independence.

During 2025, management evaluated our system of internal control over financial reporting in accordance with the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and the independent registered public accounting firm at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management provided the Audit Committee with a report on the effectiveness of our internal control over financial reporting. The Audit Committee also reviewed the report of management contained in our 2025 Annual Report on Form 10-K, as well as the Report of Independent Registered Public Accounting Firm and the Consolidated Financial Statements (included in the 2025 Annual Report on Form 10-K). These reports related to its audit of the consolidated financial statements. The Audit Committee continues to oversee our efforts related to our internal control over financial reporting and management’s preparations for the evaluations in 2026.

It should be noted that the members of our Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our auditors are in fact independent.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Members of the Audit Committee:

Jeffrey Wolf (Chairman)
Jeffrey J. Kraws
John Monahan

(1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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AUDIT FEES AND ALL OTHER FEES

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2025 and 2024 by BDO USA, P.C.

	December 31,
	2025	2024
Audit Fees	$652,000	$659,249
Tax Fees	—	—
Total Fees (1)	$652,000	$659,249

(1)	Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the Public Company Accounting Oversight Board (PCAOB). The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2025 executive compensation program for our Named Executive Officer.

The following table summarizes all compensation awarded to, earned by or paid to our Named Executive Officer, Steven A. Shallcross, during the fiscal years presented below.

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					All Other
Name and Principal				Options	Compensation
Position	Year	Salary ($)(1)	Bonus ($)(2)	Awards ($)(3)	($)(4)	Total ($)
Steven Shallcross, Chief Executive Officer and Chief Financial Officer	2025	$667,536	$—	$201,940	$33,535	$903,011	(5)
	2024	$644,963	$200,000	$—	$31,350	$876,313	(5)

(1)	Mr. Shallcross’ annual salary was $644,963 commencing January 1, 2024 and $667,536 commencing January 1, 2025.

(2)	Amounts represent annual cash bonuses earned for the applicable fiscal year. The annual cash bonuses are paid in the first quarter of the calendar year following the year to which the cash bonus relates.

(3)	Amount reflects the grant date fair value of the Named Executive Officer’s stock options, calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in calculating these values, see Note 7 to our consolidated financial statements included in the 2025 Annual Report. In April 2025, Mr. Shallcross was issued options to purchase 190,000 shares of Common Stock. There were no options issued to the Named Executive Officer during 2024.

(4)	The all other compensation column is comprised of vacation accrual paid, and the portion of medical, dental and vision premiums paid by us on behalf of our Named Executive Officer. These benefits are offered to all Theriva Biologics’ employees who work at least 17.5 hours per week.

(5)	Amounts for the year ended December 31, 2025 and 2024 exclude the following compensation paid to the wife of Mr. Shallcross during the specified years: (i) salary of $157,000 and $152,000 paid in the years ended December 31, 2025 and 2024, respectively, (ii) a bonus of $45,000 during the year ended December 31, 2024, and (iii) an option to purchase 25,000 shares of Common Stock having a value of $27,000 granted during the year ended December 31, 2025.

Narrative Disclosure to Summary Compensation Table

Overview of Our Compensation Program

A. Philosophy and Objectives

The Compensation Committee seeks to attract and retain superior executive talent by offering competitive base salaries, bonuses and long-term incentives. The Compensation Committee’s philosophy is to deliver higher rewards for superior performance and consequences for underperformance. It is also the Compensation Committee’s practice to provide a balanced mix of cash and equity-based compensation that aligns both the short and long-term interests of our executives with that of our stockholders. Our executive compensation program is based on the following philosophies and objectives:

●	Compensation Should Align with Stockholders’ Interests — The Compensation Committee believes that executives’ interests should be aligned with those of the stockholders. In years other than 2024 when we did not have any remaining shares of stock under the Plan to award, executives were granted stock options so that their total compensation was tied directly to value realized by our stockholders. Executive bonuses are tied directly to the achievement of performance goals that the Compensation Committee believes will ultimately drive stockholder value creation.

●	Compensation is Competitive — The Compensation Committee seeks to provide a total compensation package that attracts, motivates and retains the executive talent that we need in order to maximize our return to stockholders. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable relative to our level of performance and to the compensation opportunities provided by comparable companies with which we compete for talent.

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●	Compensation Motivates and Rewards the Achievement of Goals — Our executive compensation program is designed to appropriately reward both individual and collective performance that meets and exceeds our annual, long-term and strategic goals. To accomplish this objective, a substantial percentage of total compensation is variable and “at risk,” both through annual incentive compensation in the form of cash bonuses and, in years other than 2024, the granting of long-term incentive awards.

B. Oversight of Executive Compensation

Role of the Compensation

The Compensation Committee’s responsibilities include but are not limited to the following:

●	Establishing on an annual basis the performance goals and objectives for purposes of determining the compensation of our Chief Executive Officer and other senior executive officers.

●	Evaluating the Chief Executive Officer’s and other senior executive officers’ performance at least annually in light of those goals and objectives, and based upon these evaluations setting the compensation level for those officers.

●	Reviewing the competitive position of, and making recommendations to, the Board of Directors with respect to the cash-based and equity-based compensation plans and our programs relating to compensation and benefits.

●	Overseeing the administration of our stock option plan and incentive compensation plans, making recommendations to the Board of Directors regarding the granting of options and incentives and otherwise assisting the Board of Directors in administering awards under these plans.

●	Reviewing the financial performance and operations of our major benefit plans.

Additional information regarding the Compensation Committee’s responsibilities is set forth in its charter, which is posted on our website at www.therivabio.com. Information contained on our website is intended for informational purposes only and is not incorporated by reference into this Proxy Statement, and it should not be considered to be part of this Proxy Statement.

Role of the Chief Executive Officer

Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of any other executive officers. The Chief Executive Officer does not participate in any discussions or processes concerning his own compensation and participates in a non-voting capacity in discussions or processes concerning the compensation of our other members of management. In addition to our Chief Executive Officer, other members of our management and consultants also attend Compensation Committee meetings from time to time and may take part in discussions of executive compensation.

C. Program Design

The Compensation Committee uses a simple and straightforward approach in compensating our Named Executive Officer in which base salary, annual incentives and stock options are the principal components. In addition, executive officers generally participate in the same benefit programs as other full-time employees.

Our executive compensation program is designed to provide executives with a reasonable level of fixed compensation through base salary and benefits, and an opportunity to earn incentive compensation through the annual and long-term incentive programs based on a mix of individual and corporate performance, individual performance and the value of our stock. We do not currently have formal policies for allocating compensation among base salary, performance-based bonus and equity awards. Instead our Compensation Committee uses its judgment to establish a total direct compensation opportunity for each Named Executive Officer that is a mix of current, short-term and long-term incentive compensation and cash and non-cash compensation that it believes appropriate to achieve the goals of our executive compensation program and corporate objectives. Our target pay mix places a significant emphasis on performance based variable compensation. The incentive plans are designed to pay well when performance meets or exceeds expectations and pay little or no incentive if performance is below expectations.

In designing and implementing our executive compensation program, our Compensation Committee considers our company’s operating and financial objectives, including our risk profile, and the effect that its executive compensation decisions will have on encouraging our executive officers to take an appropriate level of business risk consistent with our overall goal of enhancing long-term stockholder value. In particular, the Compensation Committee considers those business risks identified in our risk factors and the known trends and uncertainties identified in our management discussion and analysis and considers how our executive compensation program serves to achieve our operating and financial objectives while at the same time mitigating any incentives for our executive officers to engage in excessive risk-taking to achieve short-term results that may not be sustainable in the long-term.

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Target compensation comprises base salary and performance based variable compensation, including targeted cash bonus amounts and equity-based compensation. As an executive’s level of responsibility increases, the Compensation Committee generally targets a greater portion of the executive’s compensation to be contingent upon performance in the form of variable compensation. For example, historically our named executive officers have a higher percentage of compensation at risk (and thus greater upside and downside potential) relative to our other employees. The Compensation Committee believes this is appropriate because our named executive officers have the greatest influence on our performance.

During 2025, the salary for our Chief Executive Officer who also serves as our Chief Financial Officer was 67% of his target compensation package and performance based variable compensation comprised 33% of his target compensation. The increase in the percentage of non-variable compensation was due to the fact that no cash bonus was granted in 2025. Of the performance based variable compensation for the year ended December 31, 2025, all was equity-based compensation and none of the variable compensation was paid as a target cash bonus.

D. Compensation Review Process

The Compensation Committee annually reviews compensation for our Named Executive Officers. The Compensation Committee considers the executive’s role and responsibilities, corporate and individual performance, and industry-wide compensation practices and trends for other companies of similar size. This approach is used to set base salaries, bonuses, stock option award levels and the mix of compensation elements.

We strive to attract and retain the most highly qualified executive officers in an extremely competitive market. Our Compensation Committee believes that it is important when making its compensation decisions to be informed as to the competitive market for executive talent, including the current practices of comparable public companies with which we compete for such talent. Consequently, in December 2023 our Compensation Committee reviewed an executive compensation report prepared by Meridian at the Compensation Committee’s request. With respect to its analysis of the compensation of the Chief Executive Officer, the Compensation Committee took into account that our Chief Executive Officer also serves as our Chief Financial Officer, which is not typical for most companies.

While the Compensation Committee does take into consideration the data it reviewed, the Committee does not attempt to benchmark our executive compensation against any specific level, range, or percentile of compensation paid at any other companies, does not apply any specific measures of internal or external pay equity in reaching its conclusions, and does not employ tally sheets, wealth accumulation, or similar tools in its analysis. Rather, the Compensation Committee reviews compensation data from the report mentioned above as reference points in making executive compensation decisions especially in light of the fact that our Chief Executive Officer is also performing the role of Chief Financial Officer. The Compensation Committee’s general aim is for our compensation to remain competitive with the market, falling above or below the median of the market data as appropriate based on corporate and individual executive performance, and other factors deemed to be appropriate. Competitive market positioning is only one of several factors, as described below, that the Compensation Committee considers in making compensation decisions, and therefore individual Named Executive Officer compensation may fall at varying levels as compared to the market data.

Our Compensation Committee values the opinion of our stockholders. At our 2025 Annual Meeting of Stockholders approximately 76% of the shares voted (excluding broker non-votes) were cast in support of our fiscal 2024 executive compensation and related disclosures. At that time, our Compensation Committee viewed those voting results as broad stockholder support for our executive compensation program and consequently made no material changes to the program or to our compensation policies. Our Compensation Committee will continue to consider input from stockholders, including through advisory votes on executive compensation, in making compensation decisions and reviewing executive compensation programs and policies.

We currently hold our advisory vote to approve the compensation of our named executive officers (“Say-on-Pay vote”) every three years. Stockholders have an opportunity to cast an advisory vote on the frequency of the Say-on-Pay vote at least every six years, and the next advisory vote on the frequency of the Say-on-Pay vote will be at our 2028 Annual Meeting of Stockholders.

E. Components of Compensation

We provide four compensation components to Named Executive Officers:

●	base salary;

●	bonuses based on the achievement of specified goals and objectives;

●	long-term incentives; and

●	benefits

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1. Base Salaries

We provide our Named Executive Officers a base salary commensurate with their position, responsibilities and experience. In setting the base salary, the Compensation Committee considers the scope and accountability associated with each Named Executive Officer’s position and such factors as performance and experience of each Named Executive Officer. We design base pay to provide the essential reward for an employee’s work that is required to be competitive in attracting talent. Once base pay levels are initially determined, increases in base pay may be provided to recognize an employee’s specific performance achievements or expansion of responsibilities. The base salaries are targeted to be competitive with other similar biotechnology companies. Base salaries for the Named Executive Officers are set by their respective employment contracts and are reviewed annually by the Compensation Committee referencing an executive compensation report. The Compensation Committee engaged Meridian to provide such a report in 2023, and Mr. Shallcross’ compensation for 2025 was determined by the Compensation Committee taking into account the findings and recommendations of this report. Mr. Shallcross’ base salary was increased to $644,963 for the year ended December 31, 2024. Mr. Shallcross received a 3.5% merit increase to $667,536 for the year ended December 31, 2025, and a 3.0 % merit increase to $687,562 for the 2026 fiscal year.

2. Bonuses

The Compensation Committee believes that the granting of a bonus is appropriate to motivate our Named Executive Officers. The bonuses are to be rewarded in the discretion of the Compensation Committee and the Board of Directors, based on a review of achievements for the year. The Compensation Committee focuses on individual performance, which enables the Compensation Committee to differentiate among executives and emphasize the link between personal performance and compensation. The Compensation Committee also used information from the executive compensation report prepared by Meridian in December 2023 in determining bonus amounts. Although the Compensation Committee does not use any fixed formula in determining bonuses, it does link bonuses to objectives the Compensation Committee deems important such as effective M&A strategy and implementation, financings, and achievement of clinical milestones.

●	Mr. Shallcross’ employment agreement provides that he is eligible for a target bonus of up to fifty percent (50%) of his base salary in cash. After considering Mr. Shallcross’ achievement relative to performance goals in 2024, market conditions, the Company’s cash position and stock price, the Compensation Committee approved a $200,000 cash bonus, or 62% of target. For the year ended December 31, 2025, in an effort to preserve cash, the Compensation Committee did not approve a cash bonus for Mr. Shallcross but did approve an equity grant.

3. Long-Term Incentives

The Compensation Committee believes that a substantial portion of our Named Executive Officer’s compensation should be awarded in equity-based compensation since equity-based compensation is directly linked to the interests of stockholders. The Compensation Committee has elected to grant stock options to the Named Executive Officers and other key employees as the primary long-term incentive vehicle. In making this determination, the Compensation Committee considered a number of factors including: the accounting impact, potential value of stock option grants versus other equity instruments and cash incentives, and the alignment of equity participants with stockholders. The Compensation Committee determined to grant stock options to:

●	enhance the link between the creation of stockholder value and executive compensation;

●	provide an opportunity for equity ownership;

●	act as a retention tool; and

●	provide competitive levels of total compensation.

In 2025, the Compensation Committee approved grants of options exercisable for 190,000 shares of Company Common Stock to Mr. Shallcross. The options had a grant date of April 28, 2025, an exercise price of $1.41, vest pro rata on a monthly basis over 36 months and expire seven years from date of grant. No options were granted to Mr. Shallcross in 2024.

On January 5, 2026, the Compensation Committee approved grants of options exercisable for 475,000 shares of Company Common Stock to Mr. Shallcross. The options had a grant date of January 5, 2026, an exercise price of $0.241 per share, vest pro rata on a monthly basis over 36 months and expire seven years from date of grant.

The Compensation Committee reviews the performance, potential burn rates and dilution levels to create an option pool that may be awarded to employee participants. Grants to the Named Executive Officers are determined by the Compensation Committee after reviewing market data, including the reports and analysis discussed above and after considering each executive’s performance, role and responsibilities.

The Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Option grants are effective on the date the award determination is made by the Compensation Committee and the exercise price of options is the closing market price of our Common Stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior trading day.

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4. Benefits

Named Executive Officers are eligible to participate in our standard medical, dental, vision, disability insurance, life insurance plans and other health and welfare plans provided to other full-time employees.

Each of our Named Executive Officers are entitled to participate in our 401(k) contributory defined contribution plan.

Pension Benefits

We do not currently provide pension arrangements or post-retirement health coverage for our employees, although we may consider such benefits in the future.

Retirement Benefits

Each of our Named Executive Officers is eligible to participate in our 401(k) contributory defined contribution plan. Pursuant to our 401(k) plan, all eligible employees, including our Named Executive Officers, are provided with a means of saving for their retirement. We currently match all participating employee contributions up to maximum of 4 percent of compensation which vest immediately.

Nonqualified Deferred Compensation

We do not provide any nonqualified deferred compensation plans to our employees, although we may consider such benefits in the future.

Risk Analysis of Our Compensation Program

Our Compensation Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive or inappropriate risk taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us. As part of its assessment, the Compensation Committee considered, among other factors, the allocation of compensation among base salary and short- and long-term compensation, and our approach to establishing company-wide and individual financial, operational and other performance goals.

Outstanding Equity Awards at Fiscal Year End

The table below reflects all outstanding equity awards made to our Named Executive Officer that were outstanding at December 31, 2025. We currently grant stock-based awards pursuant to our 2020 Stock Incentive Plan (the “2020 Stock Plan”) and have outstanding awards to Mr. Shallcross that were previously granted under our 2010 Stock Incentive Plan (the “2010 Stock Plan”).

		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option
		Options	Options	Exercise	Option
Name	Grant Date(1)	Exercisable	Unexercisable	Price ($)	Expiration Date
Steven Shallcross	04/29/2025	36,944	153,056	$1.41	04/29/2032
	12/14/2023	18,667	9,334	$14.75	12/14/2030
	12/15/2022	19,001	—	14.50	12/15/2029
	12/23/2021	2,601	—	$82.75	12/23/2028
	12/30/2020	1,801	—	$104.25	12/30/2027
	12/04/2019	1,801	—	$104.50	12/04/2026

(1)	Options vested or will vest pro rata, on a monthly basis, over 36 months beginning on their respective grant dates.

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Employment Agreements

Steven A. Shallcross, Chief Executive Officer, Chief Financial Officer

Mr. Shallcross has served as our Chief Financial Officer since June 1, 2015, initially pursuant to the terms of a two year employment agreement that we entered with him on April 28, 2015, which was replaced by an employment agreement we entered into with him on December 6, 2018 when he became our Chief Executive Officer, which was replaced by a three year employment agreement we entered into with him on January 3, 2022 which expired on January 3, 2025 (the “2022 Shallcross Employment Agreement”). Pursuant to the 2022 Shallcross Employment Agreement, Mr. Shallcross was entitled to an annual base salary of $644,963 for the year ended December 31, 2024 which was further increased on December 13, 2024 to $667,526 to reflect a 3.5% merit increase. Mr. Shallcross was also eligible to receive an annual cash performance bonus targeted at fifty percent (50%) of his annual base salary and payable based upon the assessment of the Board of Mr. Shallcross’s performance, as well as discretionary annual equity awards pursuant to the Company’s incentive plans. On March 3, 2025, we entered into a new employment agreement with Mr. Shallcross (the “2025 Shallcross Employment Agreement”) for a term of two years, pursuant to which he continues to serve as our Chief Executive Officer and Chief Financial Officer and continues to receive the same compensation that he received pursuant to the 2022 Shallcross Employment Agreement. Mr. Shallcross does not receive additional compensation for service as our director.

The 2025 Shallcross Employment Agreement contains confidentiality obligations and invention assignments by Mr. Shallcross and non-solicitation and non-competition provisions.

The 2025 Shallcross Employment Agreement provides that if Mr. Shallcross’s employment is terminated for any reason, he or his estate as the case may be, will be entitled to receive the unpaid base salary through the date of termination and accrued vacation, any unpaid annual bonus earned with respect to any calendar year ending on or preceding the date of termination, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Accrued Obligations”); provided, however, that if his employment is terminated (i) by us without Cause or by Mr. Shallcross for Good Reason (as each is defined in the 2025 Shallcross Employment Agreement) then, subject to him complying with certain notice provisions in the 2025 Shallcross Employment Agreements executing a general release in form acceptable to us that becomes effective, in addition to paying the Accrued Obligations, (a) we will continue to pay his then current base salary and if he timely elects continued coverage under COBRA, we will continue to provide benefits at least equal to those that were provided at the time of termination for a period of twelve (12) months and (b) all unvested equity awards will vest and he shall have the right to exercise any such vested equity awards until the earlier of eighteen (18) months after termination or the remaining term of the awards; or (ii) by reason of his death or Disability (as defined in the 2025 Shallcross Employment Agreement), then in addition to paying the Accrued Obligations, Mr. Shallcross or his estate would have the right to exercise any vested options until the earlier of six (6) months after termination or the remaining term of the awards. In such event, if Mr. Shallcross commenced employment with another employer and becomes eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits to be provided by us as described herein would terminate.

The 2025 Shallcross Employment Agreement provides that upon the closing of a “Change in Control” (as defined in the 2025 Shallcross Employment Agreements), all unvested options shall immediately vest and the time period that Mr. Shallcross will have to exercise all vested stock options and other awards that Mr. Shallcross may have will be equal to the shorter of: (i) eighteen (18) months after termination, or (ii) the remaining term of the award(s). If within one (1) year after the occurrence of a Change in Control, Mr. Shallcross terminates his employment for “Good Reason” or we terminate Mr. Shallcross’s employment for any reason other than death, disability or Cause, Mr. Shallcross will be entitled to receive: (i) the portion of his base salary for periods prior to the effective date of termination accrued but unpaid (if any); (ii) all unreimbursed expenses (if any); (iii) an aggregate amount (the “Change in Control Severance Amount”) equal to two (2) times the sum of his base salary plus an amount equal to the bonus that would be payable if the “target” level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year if bonus levels have not yet been established for the year of termination) subject to him executing a general release in form acceptable to us that becomes effective. If within two (2) years after the occurrence of a Change in Control, Mr. Shallcross terminates his employment for “Good Reason” or the Company terminates Mr. Shallcross’s employment for any reason other than death, disability or Cause, Mr. Shallcross will be entitled to also receive for the period of two (2) consecutive years commencing on the date of such termination of his employment, medical, dental, life and disability insurance coverage for him and the members of his family that are not less favorable to him than the group medical, dental, life and disability insurance coverage carried by the Company for him subject to him executing a general release in form acceptable to the Company that becomes effective. The Change in Control Severance Amount is to be paid in a lump sum if the Change in Control event constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A of the Internal Revenue Code (“Rule 409A”)), or in 48 substantially equal payments, if the Change in Control event does not so comply with Section 409A.

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Clawback Policy

The Board has adopted a clawback policy which allows us to recover performance-based compensation, whether cash or equity, from a current or former executive officer in the event of an Accounting Restatement. The clawback policy defines an Accounting Restatement as an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws. Under such policy, we may recoup incentive-based compensation previously received by an executive officer that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the Accounting Restatement.

The Board has the sole discretion to determine the form and timing of the recovery, which may include repayment, forfeiture and/or an adjustment to future performance-based compensation payouts or awards. The remedies under the clawback policy are in addition to, and not in lieu of, any legal and equitable claims available to the Company. The clawback policy is incorporated by reference in the 2025 Annual Report as an exhibit.

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure by us of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. We intend to issue equity grants to our officers and/or directors, if granted, at the same time each year, typically in connection with our last meeting of the Board of Directors each fiscal year. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our Common Stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day. During the fiscal year ended December 31, 2024, our Named Executive Officer was not awarded any stock options due to the lack of availability of awards.

In 2025, the Compensation Committee approved a grant of options exercisable for 190,000 shares of Common Stock to Mr. Shallcross. During 2025, we did not grant stock options (or similar awards) to our Named Executive Officer during the period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

We did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation.”

(a) Year	(b) Summary Compensation Table (“SCT”) Total For PEO(1)	(c) Compensation Actually Paid to PEO(2)	(d) Average SCT Total for Non-PEO NEOs(3)	(e) Average Compensation Actually Paid to Non-PEO NEOs(4)	(f) Value of Initial Fixed $100 Investment Based on Cumulative Total Shareholder Return (“TSR”)(5)	(h) Net Loss
2025	$903,011	$714,671	N/A	N/A	$1.85	$(23,739,000)
2024	$876,313	$660,267	N/A	N/A	$15.39	$(25,653,000)
2023	$1,271,913	$1,198,999	$379,431	$356,134	$94.57	$(18,349,000)

The dollar amounts reported are the amounts of total compensation reported for Steven A. Shallcross (our Chief Executive Officer and principal executive officer, or PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

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(1)            The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Shallcross for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

(2)            The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Shallcross, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Shallcross during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to Mr. Shallcross’ total compensation for each year to determine the compensation actually paid.

(3)            The dollar amounts reported represent the average of the amounts reported for the non-PEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. Frank Tufaro was our only non-PEO (excluding our PEO) included for purposes of calculating the average amounts in 2023. For the years 2025 and 2024, we did not have any named executive officers other than our PEO.

(4)            The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note (2).

(5)            Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

The amounts deducted or added in calculating the equity award adjustments with regard to our PEO are as follows:

		2025	2024	2023
	Total Compensation as reported SCT	$903,011	$876,313	$1,271,913
Subtract	Pension values reported in SCT for covered fiscal year	$—	$—	$—
Subtract	Fair value of equity awards granted during covered fiscal year	$(201,940)	$—	$(278,450)
Add	Pension value attributable to covered fiscal year’s service and any change in pension value attributable to plan amendments made in the covered year	$—	$—	$—
Add	Fair value of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year — valued at year-end	$16,245	$—	$194,139
Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year — valued on date of vesting	$7,292	$—	$—
Add	Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	$—	$—	$—
Add/(Subtract)	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$(4,823)	$(161,818)	$(16,081)
Add/(Subtract)	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	$(5,113)	$(54,229)	$27,479
Subtract	Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	$—	$—	$—
Equals	Compensation Actually Paid to PEO	$714,671	$660,267	$1,198,999

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The amounts deducted or added in calculating the equity award adjustments with regard to our non-PEO NEO are as follows:

		2023
	Total Compensation as reported SCT	$379,431
Subtract	Pension values reported in SCT for covered fiscal year	$—
Subtract	Fair value of equity awards granted during covered fiscal year	$—
Add	Pension value attributable to covered fiscal year’s service and any change in pension value attributable to plan amendments made in the covered year	$—
Add	Fair value of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year — valued at year-end	$—
Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year — valued on date of vesting	$—
Add	Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	$—
Add/(Subtract)	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$—
Add/(Subtract)	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	$3,389
Subtract	Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	$(26,686)
Equals	Compensation Actually Paid to Non-PEO NEO	$356,134

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above in “Executive Compensation — Narrative Disclosure to Summary Compensation Table,” the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

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Compensation Actually Paid and Cumulative TSR

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEO, on the one hand, to the Company’s cumulative TSR over the three years presented in the table, on the other.

Compensation Actually Paid and Net Loss

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEO, on the one hand, to the Company’s net loss, on the other hand.

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

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PROPOSAL 3

2020 PLAN INCREASE PROPOSAL

On July 30, 2020, the Board of Directors adopted, and on September 17, 2020 our stockholders approved, the Company’s 2020 Stock Incentive Plan (the “2020 Plan”). The 2020 Plan, as adopted, initially reserved an aggregate of 16,000 shares of Common Stock (which number has been adjusted to reflect subsequent reverse stock splits). The Board of Directors adopted, and the stockholders approved, an amendment to the 2020 Plan in 2022 to increase the shares available for issuance under the 2020 Plan to 280,000 shares (which number has been adjusted to reflect subsequent reverse stock splits), an additional amendment to the 2020 Plan in 2024 to further increase the shares available for issuance under the 2020 Plan to 2,500,000 shares and an additional amendment to the 2020 Plan in 2025 to further increase the shares available for issuance under the 2020 Plan to 4,500,000. As of the Record Date, there were (i) 1,929,841 shares of Common Stock available for grant under the 2020 Plan and (ii) 2,570,159 shares of Common Stock subject to awards were outstanding under the 2020 Plan.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we would like to issue securities to our officers, directors and consultants. Management believes that the number of shares of Common Stock currently available for issuance under the 2020 Plan is insufficient to ensure we can meet our needs to provide for awards to the 2020 Plan participants for the next 12 months and that it may be insufficient in order to allow us the ability to compete successfully for talented employees and consultants.

The Board of Directors has approved, subject to stockholder approval, the amendment to the 2020 Plan (the “2020 Plan Amendment”) to increase the awards may be granted under the 2020 Plan to 6,500,000 shares of Common Stock, such amendment to become effective on the earlier of consummation of a strategic transaction or January 1, 2027. The 6,500,000 shares of Common Stock will not be adjusted for any fundamental transactions occurring prior to the effective date of the 2020 Plan Amendment, including any proportionate reverse stock split.

Reasons for the 2020 Plan Amendment

The Board recommends that stockholders vote “FOR” the adoption of the 2020 Plan Amendment to increase the number of authorized shares. In making such recommendation, the Board considered a number of factors, including the following:

●	The Board believes that the proposed 2020 Plan Amendment is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based or equity-related awards. The Company believes the 2020 Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law.

●	We believe the current amount of shares remaining available for grant under the 2020 Plan are not sufficient for awards that will be needed beyond the end of 2026 in light of our compensation structure and strategy, and that the additional shares being sought will ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the 2020 Plan, as amended.

Stockholders are asked to approve the 2020 Plan Amendment to satisfy NYSE American requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the 2020 Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code.

Share Usage and Key Data

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Board of Directors monitors our annual stock award Burn Rate, Dilution and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Board of Directors’ judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, consultants and directors. The table below illustrates our Burn Rate, Dilution, and Overhang for 2025, 2024, and 2023 with details of each calculation are noted below the table.

	2025	2024	2023
Burn Rate(1)	7.84%	0.03%	13.63%
Dilution(2)	11.2%	47.40%	29.57%
Overhang(3)	2.77%	3.31%	17.97%

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(1)      Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/(weighted average shares outstanding for that fiscal year).

(2)      Dilution is (number of shares subject to equity awards + the number of shares available for future awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of share subject to equity awards + number of shares available for future awards).

(3)      Overhang is (number of shares subject to equity awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of shares subject to equity awards + number of shares available for future awards).

Summary of the 2020 Plan Amendment

The proposed 2020 Plan Amendment is attached hereto as Appendix A. Currently, the aggregate number of shares of Common Stock that we have authority to issue pursuant to stock awards under the 2020 Plan is 4,500,000 shares. To date, we have issued options to purchase an aggregate of 2,601,540 shares of Common Stock under the 2020 Plan and 2,570,159 shares of Common Stock subject to awards were outstanding under the 2020 Plan. As of the Record Date, there are 1,929,841 shares of Common Stock available for grants that may be made under the 2020 Plan. The 2020 Plan Amendment would increase the number of shares we have authority to issue pursuant to stock awards under the 2020 Plan to 6,500,000 shares.

We do not believe that the number of awards remaining available for grant under the 2020 Plan is sufficient to enable us to retain and recruit employees, officers, non-employee directors and other individual service providers, and align and increase their interests in our success. We estimate that with the 2020 Plan Amendment, we will have a sufficient number of shares of Common Stock to cover issuances under the 2020 Plan through the end of 2026;  however, should we engage in a strategic transaction that results in the hiring of additional employees, the remaining awards may not be sufficient to cover issuances to such new employees and would not cover issuances beyond the effective date of such transaction.

In the event that our stockholders do not approve this proposal, the 2020 Plan Amendment will not become effective and awards will continue to be made under the 2020 Plan to the limited extent that there are available shares of our Common Stock to do so and, if possible, we will grant inducement awards outside of the 2020 Plan to new hires.

Summary of the 2020 Plan

The following is a summary of the principal features of the 2020 Plan. This summary does not purport to be a complete description of all of the provisions of the 2020 Plan and it is qualified in its entirety by reference to the full text of the 2020 Plan, a copy of which is incorporated by reference as an exhibit to the 2025 Annual Report, and the proposed amendment to the 2020 Plan, which is attached hereto as Appendix A.

Available Shares

Currently, an aggregate of 4,500,000 shares of Common Stock may be issued under the 2020 Plan, subject to equitable adjustment in the event of stock splits and other capital changes, all of which may be issued in respect of Incentive Stock Options (or ISOs) that meet the requirements of Section 424(a) of the Code.

In applying the aggregate share limitation under the 2020 Plan, shares of Common Stock (i) subject to awards that are forfeited, cancelled, returned to or repurchased by the Company for failure to satisfy vesting requirements or otherwise forfeited, or terminated without payment being made thereunder and (ii) that are surrendered in payment or partial payment of the exercise price of an option or taxes required to be withheld with respect to the exercise of stock options or in payment with respect to any other form of award, are not counted and, therefore, may be made subject to new awards under the 2020 Plan.

Non-Employee Director Compensation Limit

Under the 2020 Plan, currently no more than 250,000 shares of Common Stock may be subject to stock awards granted under the 2020 Plan during any one calendar year to any non-employee director. The 2020 Plan Amendment increases this number to 750,000 shares of Common Stock.

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Administration

The 2020 Plan is administered by the Compensation Committee of our Board of Directors (the “Compensation Committee”). The Compensation Committee has discretion to determine the individuals to whom awards may be granted under the 2020 Plan, the number of shares of Common Stock, units or other rights subject to each award, the type of award, the manner in which such awards will vest, and the other conditions applicable to awards. The Compensation Committee is authorized to interpret the 2020 Plan, to prescribe, amend and rescind any rules and regulations relating to the 2020 Plan and to make any other determinations necessary or desirable for the administration of the 2020 Plan. All interpretations, determinations and actions by the Compensation Committee are final, conclusive and binding on all parties.

Eligibility

Any employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries, or any person who is determined by our Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries is eligible to participate in the 2020 Plan. As of the Record Date, the Company had approximately 14 full-time employees (including our Named Executive Officer), one part-time employee, 3 non-employee directors, and 1 consultant. As of the Record Date, no person is eligible to participate as a result of a determination by the Compensation Committee that that person is a prospective employee, director or consultant of our Company or any of our subsidiaries. As awards under the 2020 Plan are within the discretion of the Compensation Committee, we cannot determine how many individuals in each of the categories described above will receive awards.

Types of Awards

Under the 2020 Plan, the Compensation Committee may grant nonqualified stock options (or NSOs), incentive stock options (or ISOs), stock appreciation rights (or SARs), restricted stock, stock units, performance shares, performance units, other cash-based awards and other stock-based awards. The terms of each award will be set forth in a written agreement with the recipient.

Stock Options

The Compensation Committee will determine the exercise price and other terms for each option and whether the options will be NSOs or ISOs. The exercise price per share of each option will not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant or, if there are no trades on such date, then the closing price of a share of our Common Stock on the most recent date preceding the date of grant on which shares of Common Stock were publicly traded (or 110% of the fair market value per share in the case of ISOs granted to a ten-percent or more shareholder). However, if permissible under law and the rules of the exchange on which the Company is listed, options to participants who are not residents of the U.S. may be granted at a price below fair market value on the date of grant. On the Record Date, the closing sale price of a share of our Common Stock on the NYSE American was $0.253.

ISOs may be granted only to employees and are subject to certain other restrictions. To the extent an option intended to be an ISO does not qualify as an ISO, it will be treated as a nonqualified option.

A participant may exercise an option by written notice and payment of the exercise price in cash, or, as determined by the Compensation Committee, through delivery of previously owned shares, the withholding of shares deliverable upon exercise, a cashless exercise program implemented by the Compensation Committee in connection with the 2020 Plan, and/or such other method as approved by the Compensation Committee and set forth in an award agreement. The maximum term of any option granted under the 2020 Plan is ten years from the date of grant (five years in the case of an ISO granted to a ten-percent or more shareholder). The Compensation Committee may, in its discretion, permit a holder of an NSO to exercise the option before it has otherwise become exercisable, in which case the shares of the Company’s Common Stock issued to the recipient will be restricted stock having analogous vesting restrictions to the unvested NSO before exercise.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent or more shareholder) from the date of grant. Options granted under the 2020 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

Unless an award agreement provides otherwise, if a participant’s Service (as defined in the 2020 Plan) terminates (i) by reason of his or her death or Disability (as defined in the 2020 Plan), any option held by such participant may be exercised, to the extent otherwise exercisable, by the participant or his or her estate or personal representative, as applicable, at any time in accordance with its terms for up to one year after the date of such participant’s death or termination of Service, as applicable, (ii) for Cause (as defined in the 2020 Plan), any option held by such participant will be forfeited and cancelled as of the date of termination of Service and (iii) for any reason other than death, Disability or Cause, any option held by such participant may be exercised, to the extent otherwise exercisable, up until ninety (90) days following termination of Service.

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Stock Appreciation Rights

The Compensation Committee may grant SARs on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. The Compensation Committee will determine the other terms applicable to SARs. The base price per share of each SAR will not be less than 100% of the closing price of a share of the Company’s Common Stock on the date of grant or, if there are no trades on such date, then the closing price of a share of the Company’s Common Stock on the most recent date preceding the date of grant on which shares of Common Stock were publicly traded. The maximum term of any SAR granted under the 2020 Plan will be ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to the excess of the fair market value on the exercise date of one share of our Common Stock over the base price, multiplied by the number of shares of Common Stock as to which the SAR is exercised. Payment may be made in shares of Company Common Stock, in cash, or partly in shares of Company Common Stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Stock Units

The Compensation Committee may award restricted common stock and/or stock units under the 2020 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Stock units confer the right to receive shares of the Company’s Common Stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee, subject to applicable tax withholding requirements. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or stock units, which may include performance-based conditions. Unless the Compensation Committee determines otherwise at the time of grant, holders of restricted stock will have the right to vote the shares and receive all dividends and other distributions.

Performance Shares and Performance Units

The Compensation Committee may award performance shares and/or performance units under the 2020 Plan. Performance shares and performance units are awards, payable in shares of Common Stock, cash or a combination thereof, which are earned during a specified time period subject to the attainment of performance goals, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonus Awards

The Compensation Committee may award incentive bonus awards payable in cash or shares of common stock, as set forth in an award agreement. Incentive bonus awards may be based upon the attainment of specified levels of Company or subsidiary performance. The amount of an incentive bonus award to be paid upon the attainment of each targeted level of performance will equal a percentage of a participant’s base salary for the fiscal year, a fixed dollar amount or such other formula, as determined by the Compensation Committee. The Compensation Committee will determine the terms and conditions applicable to each incentive bonus award.

Other Stock-Based and Cash-Based Awards

The Compensation Committee may award other types of stock-based or cash-based awards under the 2020 Plan, including the grant or offer for sale of unrestricted shares of the Company’s Common Stock, in such amounts and subject to such terms and conditions as the Compensation Committee determines.

Transferability

Awards granted under the 2020 Plan will not be transferable other than by will or by the laws of descent and distribution, except that the Compensation Committee may permit NSOs, share-settled SARs, restricted stock, performance share or share-settled other stock-based awards to be transferred to immediate family members and/or for estate planning or charitable purposes.

Change in Control

The Compensation Committee may, at the time of the grant of an award, provide for the effect of a Change in Control (as defined in the 2020 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee, or (iv) such other modification or adjustment to an award as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants upon or following a Change in Control. Unless otherwise provided by an award agreement, the Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence or in anticipation of a Change in Control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option and/or SAR; (d) cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of the Company’s Common Stock on the date of the Change in Control; or (f) terminate any award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any option or SAR does not exceed the exercise price of such option or SAR, the Compensation Committee may cancel the option or SAR without payment of any consideration therefor. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of the Company’s Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Compensation Committee determines that no amount would have been attained upon the realization of the participant’s rights, then such award may be terminated by the Company without payment. The Compensation Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or the 2020 Plan as the Compensation Committee deems necessary or appropriate.

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Term; Amendment and Termination

No award may be granted under the 2020 Plan on or after July 30, 2030. The Board of Directors may suspend or terminate the 2020 Plan (or any portion thereof) at any time and may amend the 2020 Plan at any time and from time to time in such respects as the Board of Directors may deem advisable or in the best interests of the Company or any subsidiary, provided, however, that (i) no amendment, suspension or termination may materially impair the rights of a participant under any awards previously granted, without his or her consent, (ii) the Company shall obtain stockholder approval of any 2020 Plan amendment as required to comply with any applicable law, regulation or stock exchange rule and (iii) stockholder approval is required for any amendment to the 2020 Plan that (x) increases the number of shares of common stock available for issuance thereunder or (y) changes the persons or class of persons eligible to receive awards.

New Plan Benefits

The grant of options and other awards under the 2020 Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group.

Since it is not possible to determine the exact number of awards that will be granted under the 2020 Plan, the awards granted during 2025 under the 2020 Plan for services performed in 2025 are set forth in the following table.

Name and position	Number of Stock Options
Steven A. Shallcross, Chief Executive Officer, Chief Financial Officer and Director	190,000
All Current Executive Officers as a Group (one (1) persons)	190,000
All Current Non-Executive Directors as a Group (three (3) persons)	75,000
All Employees, including our current officers who are not Executive Officers, as a group	777,500

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to the 2020 Plan. This summary is based on U.S. federal tax laws and regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income tax laws.

Incentive Stock Options

Incentive stock options are intended to qualify for special treatment available under Section 422 of the Internal Revenue Code. A participant who is granted an incentive stock option will not recognize ordinary income at the time of grant. A participant will not recognize ordinary income upon the exercise of an incentive stock option provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to permanent and total disability).

If the participant does not sell or otherwise dispose of the shares of Common Stock acquired upon the exercise of an incentive stock option within two years from the grant date of the incentive stock option or within one year after he or she receives the shares of Common Stock, then, upon disposition of such shares of Common Stock, any amount recognized in excess of the exercise price will be taxed to the participant as a capital gain. The participant will generally recognize a capital loss to the extent that the amount recognized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares of Common Stock in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price or (ii) the excess, if any, of the amount recognized upon disposition of the shares of Common Stock over the exercise price. Any amount recognized in excess of the value of the shares of Common Stock on the date of exercise will be capital gain. If the amount recognized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount recognized upon the disposition of the shares of Common Stock.

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The rules described above that generally apply to incentive stock options do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from incentive stock options.

Nonqualified Stock Options

A participant will not recognize ordinary income when a nonqualified stock option is granted. When a nonqualified stock option is exercised, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock that the participant purchased over the exercise price he or she paid.

Stock Appreciation Rights

A participant will not recognize ordinary income when a SAR is granted. When a SAR is exercised, the participant will recognize ordinary income equal to the cash and/or the fair market value of shares of Common Stock the participant receives.

Restricted Shares

A participant who has been granted restricted shares will not recognize ordinary income at the time of grant, assuming that the underlying shares of Common Stock are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes and that the participant does not make an election under Section 83(b) of the Internal Revenue Code. Generally, upon the vesting of restricted shares, the participant will recognize ordinary income in an amount equal to the then fair market value of the shares of Common Stock, less any consideration paid for such shares of Common Stock. Any gains or losses recognized by the participant upon disposition of the shares of Common Stock will be treated as capital gains or losses. However, a participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have income recognized at the date of grant of a restricted share award equal to the fair market value of the shares of Common Stock on the grant date (less any amount paid for the restricted shares) and to have the applicable capital gain holding period commence as of that date.

Restricted Share Units

A participant generally will not recognize ordinary income when restricted share units are granted. Instead, a participant will recognize ordinary income when the restricted share units are settled in an amount equal to the fair market value of the shares of Common Stock or the cash he or she receives, less any consideration paid.

Sale of Shares

When a participant sells shares of Common Stock that he or she has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the shares of Common Stock for more than one year (or, in the case of a restricted share award, more than one year from the date the restricted shares vested unless the participant made an election pursuant to Section 83(b) of the Internal Revenue Code, described above). If the participant has held the shares of Common Stock for one year or less, the gain or loss will be a short-term capital gain or loss.

Section 409A of the Tax Code

In 2004, the Internal Revenue Code was amended to add Section 409A, which created new rules for amounts deferred under nonqualified deferred compensation plans. Section 409A includes a broad definition of nonqualified deferred compensation plans which may extend to various types of awards granted under the 2020 Plan. If an award is subject to, but fails to comply with, Section 409A, the participant would generally be subject to accelerated income taxation, plus a penalty tax and an interest charge. The Company intends that awards granted under the 2020 Plan will either be exempt from, or will comply with, Section 409A.

Tax Deductibility of Compensation Provided Under the 2020 Plan

When a participant recognizes ordinary compensation income as a result of an award granted under the 2020 Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

Further, to the extent that compensation provided under the 2020 Plan may be deemed to be contingent upon a change in control of the Company, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

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Equity Compensation Plan Information

The following table sets forth information about the securities authorized for issuance under our equity compensation plans for the fiscal year ended December 31, 2025.

Number of
Securities
	Number of		Remaining
	Securities	Weighted-	Available for
	to be Issued Upon	Average	Future Issuance
	Exercise of	Exercise Price of	Under Equity
	Outstanding	Outstanding	Compensation
Plan Category	Options	Options	Plans
Equity compensation plans approved by stockholders:
2010 Stock Incentive Plan	5,893	$107.08	—
2020 Stock Incentive Plan	1,108,535	4.29	3,391,465
Equity compensation plans not approved by stockholders	N/A	N/A	N/A
Total	1,114,428	$4.84	3,391,465

(1)      This table does not include the additional shares proposed to be authorized under the 2020 Plan pursuant to the 2020 Plan Amendment, which is subject to stockholder approval as provided in this Proposal 3.

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal regarding the proposed 2020 Plan Amendment since equity awards may be granted to them under the 2020 Plan.

Vote Required

Approval of the 2020 Plan Increase Proposal requires the affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE 2020 PLAN INCREASE PROPOSAL.

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PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has unanimously approved an amendment to our Articles of Incorporation (the “Authorized Increase Charter Amendment”) to increase the number of shares of authorized Common Stock to 450,000,000 shares (the “Authorized Common Stock Increase”), as further described below. If approved, the Authorized Common Stock Increase would be effected by amending Article 3 of our Articles of Incorporation to reflect the Authorized Common Stock Increase, which would increase the authorized number of shares of Common Stock to 450,000,000 shares. The full text of the proposed Authorized Increase Charter Amendment is attached to this Proxy Statement as Appendix B.

The Board of Directors proposes and recommends increasing the number of shares of authorized Common Stock from the 350,000,000 shares that are authorized for issuance pursuant to our Articles of Incorporation to a total of 450,000,000 shares of Common Stock, such increase to be effective only if the requisite shareholder approval is received and the Board determines to file the Authorized Increase Charter Amendment at any time within one year of such shareholder approval, upon the effective date of such filing with the Secretary of State of the State of Nevada. The 450,000,000 shares of Common Stock will not be adjusted for any fundamental transactions, including any proportionate reverse stock split, occurring prior to the effective date of the filing of the Authorized Increase Charter Amendment with the Secretary of State of the State of Nevada, the timing of which shall be in the Board’s discretion.

The chart below illustrates the number of shares of Common Stock that will be available for issuance if the Authorized Common Stock Increase is effected.

	Estimated number of shares of Common Stock and before Authorized Common Stock Increase	Estimated number of shares of Common Stock after the Authorized Common Stock Increase
Authorized Common Stock	350,000,000	450,000,000
Shares of Common Stock Issued and Outstanding	45,892,668	45,892,668
Shares of Common Stock Issuable under Outstanding Warrants	16,339,060	16,339,060
Shares of Common Stock Issuable under Outstanding Stock Options	2,576,052	2,576,052
Shares of Common Stock Reserved for Issuance(1)	3,929,841	3,929,841
Shares of Common Stock Authorized but Unissued(2)	281,262,379	381,262,379

(1)      Shares reserved for future issuance under our existing equity incentive plans and assuming the 2020 Plan Amendment Proposal is approved, excluding shares issuable under outstanding stock options.

(2)      Shares authorized but unissued represent shares of Common Stock available for future issuance beyond shares currently outstanding, shares issuable under outstanding warrants and stock options and shares reserved for issuance under equity incentive plans (assuming approval of the amendment to the 2020 Plan Amendment Proposal).

The Board of Directors believes that the Authorized Common Stock Increase is advisable and in our stockholders’ best interests. The Authorized Common Stock Increase will provide us with flexibility in completing financing and capital raising transactions as well as strategic transactions, which may be necessary for us to execute our future business plans.

We anticipate that we may issue additional shares of Common Stock in the future in connection with one or more of the following:

● financing transactions, such as public or private offerings of Common Stock or convertible securities;

● partnerships, collaborations and other similar transactions;

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● our equity incentive plans;

● strategic investments; and

● other corporate purposes that have not yet been identified, including reverse mergers.

The availability of additional shares of Common Stock for issuance is, in management’s view, prudent and will afford us flexibility in acting upon financing transactions to strengthen our financial position and/or commercial partnership opportunities that may arise and aid in meeting the NYSE American stockholders’ equity requirements. Other possible business and financial uses for the additional shares of Common Stock include, without limitation, potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investment. If we should engage in a strategic transaction we believe that the number of shares of Common Stock remaining available for issuance may not be sufficient to consummate such a transaction and if we should effect a reverse stock split and decrease both the number of authorized shares of Common Stock and the number of outstanding shares of Common Stock proportionately, as allowed under Nevada law without stockholder approval, the number of shares of Common Stock authorized will decrease and we do not believe the number will be sufficient for us to effect needed financings or strategic alternatives. As of the Record Date, we have approximately 281,262,379 authorized shares of Common Stock available for future issuance. We do not believe that this is sufficient to meet our future equity financing requirements. We currently have no agreements with any third parties for the sale of our securities. Although at this time, we do not have any plans, commitments, proposals, arrangements, understandings or agreements regarding the issuance of Common Stock other than issuances upon exercise or conversion of currently outstanding securities; we anticipate seeking future equity financing opportunities and will evaluate opportunities that are presented to us. We believe that the Authorized Common Stock Increase will help ensure that we have sufficient authorized shares available for issuance to allow us to pursue equity financings and strategic transactions if the Board of Directors determines that it would be in our best interests based on our working capital needs and prevailing market conditions. The Board will have the right to abandon the Authorized Common Stock Increase if it determined that is in the best interests of the stockholders.

We believe that the additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Nevada law or under applicable NYSE American rules.

Possible Effects of the Authorized Common Stock Increase

The newly authorized shares of Common Stock will have all the powers, preferences, and rights of the shares of Common Stock presently authorized. Therefore, approval of the Authorized Common Stock Increase and any subsequent issuance of additional shares of Common Stock would not affect a current common stockholder’s rights as a stockholder, except for any dilutive effects of a potential increase in the number of outstanding shares of Common Stock to, among other things, earnings per share, book value per share, and the voting power of current holders of our Common Stock. The Authorized Common Stock Increase would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders until additional shares are issued.

As is true for shares presently authorized but unissued, the future issuance of Common Stock authorized by the Authorized Common Stock Increase may, among other things, decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the Common Stock.

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Potential Anti-takeover Effects of the Authorized Common Stock Increase

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. Since the Authorized Common Stock Increase will provide that the number of authorized shares of Common Stock will be 450,000,000, the Authorized Common Stock Increase, if effected, will result in a relative increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the outstanding shares of our Common Stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board of Directors. A relative increase in the number of authorized shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. A relative increase in our authorized shares could potentially deter takeovers, including takeovers that our Board of Directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law and the NYSE American) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares without further stockholder approval so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Authorized Common Stock Increase therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Authorized Common Stock Increase may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

We have not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but we would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in our control or our management. Although the Authorized Common Stock Increase has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Authorized Common Stock Increase could facilitate future attempts by us to oppose changes in our control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

Consequences if Stockholder Approval for Proposal 4 Is Not Obtained

If stockholder approval for this Proposal 4 is not obtained, we will not be able to file a certificate of amendment to amend our Articles of Incorporation to effect the Authorized Common Stock Increase, and our limited number of authorized shares of the Common Stock that are neither outstanding nor reserved for issuance could adversely affect our ability to raise capital through equity financings or engage in acquisitions or other transactions such as reverse mergers.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth herein regarding the proposed Authorized Common Stock Increase except to the extent of their ownership of shares of our Common Stock and any additional shares of Common Stock that will be available for grant under the 2020 Plan.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to dissenters' rights or appraisal rights with respect to the Authorized Common Stock Increase and we will not independently provide our stockholders with any such rights.

Vote Required to Approve the Authorized Common Stock Increase

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Authorized Common Stock Increase at the Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes are not expected for this proposal.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL 5

THE WARRANT EXERCISE PROPOSAL

We are seeking stockholder approval for the issuance of up to 16,184,560 shares of our Common Stock upon the exercise of common stock purchase warrants that were issued in connection with our private placement offering (the “Private Placement”) that closed on October 17, 2025, as contemplated by Section 713(a) of the NYSE American Company Guide and the terms of an inducement agreement (the “Stockholder Approval”).

On October 16, 2025, we entered into a warrant inducement agreement (the “Inducement Agreement”) with certain institutional investors (the “Holders”) of outstanding warrants to purchase shares of Common Stock issued in a private placement offering that closed on September 27, 2024 (the “September Warrants”) and a private placement offering that closed on May 8, 2025 (the “May Warrants” and, together with the September Warrants, collectively, the “Existing Warrants”). Pursuant to the Inducement Agreement, the Holders of the Existing Warrants exercised for cash, at a reduced exercise price of $0.54 per share, September Warrants to purchase an aggregate of up to 1,345,000 shares of Common Stock (the “September Warrant Shares”) and May Warrants to purchase an aggregate of up to 6,747,280 shares of Common Stock (the “May Warrant Shares” and, together with the September Warrant Shares, the “Existing Warrant Shares”) and, in consideration of the Holders’ immediate exercise of the Existing Warrants in accordance with the Inducement Agreement, we issued unregistered Common Stock Purchase Warrants (the “New Warrants”) to purchase an aggregate of up to 16,184,560 shares of Common Stock (200% of the number of Existing Warrant Shares issued upon exercise of the Existing Warrants) (the “New Warrant Shares”), at an exercise price of $0.54, to the Holders of the Existing Warrants. The transactions contemplated by the Inducement Agreement (the “Warrant Inducement”) were consummated on October 17, 2025 (the “Closing Date”).

The New Warrants are exercisable commencing on the effective date of Stockholder Approval for the full exercise of the New Warrants and issuance of all of the shares of Common Stock issuable upon exercise of the New Warrants (the “Stockholder Approval Date”) and expire on the fifth anniversary of the Stockholder Approval Date. If at any time there is no effective registration statement under the Securities Act for the resale of the New Warrant Shares, any holder may, in its sole discretion, elect to exercise New Warrants through a cashless exercise, in which case such holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the New Warrant. We also agreed to use our reasonable best efforts to obtain all components of Stockholder Approval. Pursuant to the Inducement Agreement, if we do not obtain all components of the Stockholder Approval at the first meeting of our stockholders called within sixty (60) days following the Closing Date, we are obligated to call a meeting every sixty (60) days thereafter to seek any remaining components of the Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the New Warrants are no longer outstanding. A special meeting of our stockholders was held on each of December 15, 2025, February 11, 2026 and April 9, 2026 for the purpose of seeking Stockholder Approval. On each of December 15, 2025, February 11, 2026 and April 9, 2026, we called to order such special meetings. However, in each case, at that time, there were not present or represented by proxy a sufficient number of shares of Common Stock to constitute a quorum. As a result, we were not able to convene any of such special meetings and obtain Stockholder Approval at such times. We are now seeking Stockholder Approval at this Annual Meeting, in accordance with our obligations under the Inducement Agreement.

The exercise price of the New Warrants, and the number of New Warrant Shares, are subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization, or similar transaction, as described in the New Warrants. In addition, the New Warrants provide that we may also, at any time during the term of the New Warrants, subject to the prior written consent of the applicable holder, voluntarily reduce the then current exercise price to any amount and for any period of time, subject to the rules and regulations of NYSE American. Accordingly, approval of this proposal is also approval of the issuance of the New Warrant Shares at a lower exercise price than the initial exercise price.

A holder will not have the right to exercise any portion of the New Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election of the holder, 9.99%) of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the New Warrants. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election.

In the event of a Fundamental Transaction (as such term is defined in the New Warrant), then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of our obligations under the New Warrants with the same effect as if such successor entity had been named in the warrant itself. If holders of Common Stock are given a choice as to the securities, cash, or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the New Warrants following such Fundamental Transaction. In addition, the successor entity, at the request of holders of New Warrants, will be obligated to purchase any unexercised portion of the New Warrants in accordance with the terms thereof. Notwithstanding the foregoing, in the event of a Fundamental Transaction, the holders of the New Warrants have the right to require us or a successor entity to redeem the New Warrants for cash in the amount of the Black Scholes Value (as defined in the New Warrant) of the unexercised portion of the New Warrants concurrently with or within 30 days following the consummation of a Fundamental Transaction. However, in the event of a Fundamental Transaction which is not in our control, including a Fundamental Transaction not approved by our Board, the holders of the New Warrants will only be entitled to receive from us or our successor entity, as of the date of consummation of such Fundamental Transaction, the same type or form of consideration (and in the same proportion), at the Black-Scholes Value of the unexercised portion of the New Warrant that is being offered and paid to the holders of Common Stock in connection with the Fundamental Transaction, whether that consideration is in the form of cash, stock or any combination of cash, and stock, or whether the holders of our Common Stock are given the choice to receive alternative forms of consideration in connection with the Fundamental Transaction.

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We agreed in the Inducement Agreement to file a registration statement to register the resale of the New Warrant Shares (the “Resale Registration Statement”) as soon as practicable (and, in any event, within 30 calendar days following the date of the Inducement Agreement), and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within 60 days following the date of the Inducement Agreement (or 90 days following the date of the Inducement Agreement in the event of a “limited review” or “full review” by the SEC), We filed a registration statement on Form S-3 registering the New Warrant Shares for resale on November 7, 2025, which registration statement was declared effective on December 2, 2025.

A.G.P./Alliance Global Partners LP (“AGP”) served as our exclusive financial advisor in connection with the Warrant Exercise and other transactions described in the Inducement Agreement. Pursuant to the terms of an engagement letter, dated October 16, 2025, by and between us and AGP (the “Engagement Letter”), we paid to AGP a cash fee equal to 7.0% of the aggregate gross proceeds received from the Holders upon exercise of the Existing Warrants and reimbursed certain expenses.

Reasons for the Warrant Exercise Proposal

Our Common Stock is listed on NYSE American and trades under the ticker symbol “TOVX.” Section 713(a) of the NYSE American Company Guide requires stockholder approval of transactions other than public offerings of Common Stock equal to 20% or more of the outstanding Common Stock or voting power of an issuer prior to a private placement for less than the applicable Minimum Price. Under NYSE American Company Guide, the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our Common Stock on NYSE American on October 15, 2025, the trading date immediately preceding the signing of the Inducement Agreement, was $0.84 per share and the average closing price of our Common Stock for the five trading days immediately preceding the signing of the Inducement Agreement was $0.44. In order to comply with Section 713(a) of the NYSE American Company Guide, and in compliance with the terms of the Inducement Agreement, the New Warrants are not exercisable until Stockholder Approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 16,184,560 shares of our Common Stock upon the exercise of the New Warrants. Stockholder Approval of this Warrant Exercise Proposal is one of the conditions for us to receive up to approximately $8.7 million in gross proceeds upon the exercise of the 16,184,560 New Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Warrant Inducement, as the Warrant Inducement has already been completed. We are only asking for approval to issue up to an aggregate of 16,184,560 New Warrant Shares upon exercise of the New Warrants.

Potential Consequences if Proposal 5 is Not Approved

The failure of our stockholders to approve this Proposal 5 will mean that: (i) we cannot permit the exercise of the New Warrants and (ii) will incur substantial additional costs and expenses because we are required to hold additional stockholder meetings until the earlier of the date on which Stockholder Approval is obtained or the New Warrants are no longer outstanding.

Each New Warrant has an initial exercise price of $0.54 per share. Accordingly, if this Proposal 5 is not approved, we will not be able to realize the gross proceeds from the exercise of the New Warrants. If all the New Warrants were to be exercised for cash, we would realize an aggregate of up to approximately $8.7 million in gross proceeds. However, if we were to lower the exercise price of the New Warrants we will receive less proceeds.

Potential Adverse Effects of the Approval of Proposal 5

If this Proposal 5 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the New Warrant Shares upon exercise of the New Warrants for cash. Assuming the full exercise of the New Warrants for cash, an aggregate of 16,184,560 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

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Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Warrant Exercise Proposal at the Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” THE WARRANT EXERCISE PROPOSAL.

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PROPOSAL 6

ADJOURNMENT OF THE ANNUAL MEETING

Background of and Rationale for the Adjournment Proposal

Our stockholders are being asked to consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3, Proposal 4 and/or Proposal 5.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 3, Proposal 4 and/or Proposal 5.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of shares present in person or represented by proxy at the Annual Meeting will vote against Proposal 3, Proposal 4 and/or Proposal 5, we could adjourn or postpone the Annual Meeting without a vote on Proposal 3, Proposal 4 and/or Proposal 5 and use the additional time to solicit the holders of those shares to change their vote in favor of Proposal 3, Proposal 4 and/or Proposal 5.

Vote Required

Approval of the adjournment of the Annual Meeting requires an affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

APPROVAL OF THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of the Record Date, or as otherwise set forth below, with respect to the beneficial ownership of our Common Stock (i) all persons known to us to be the beneficial owners of more than 5% of the outstanding shares of our Common Stock; (ii) each of our directors and our named executive officers named in the Summary Compensation Table; and (iii) all of our directors and our current executive officer as a group.

	Shares Owned (2)
	Number of
	Shares	Percentages
Name and Address of Beneficial Ownership (1)	Owned	of Shares (3)
Named Executive Officers and Directors
Jeffrey J. Kraws (4)	73,326	*
Steven Shallcross (5)	247,130	*
Jeffrey Wolf (6)	73,300	*
John Monahan (7)	72,400	*
All current officers and directors as a group (4 persons)	466,156	*

*	represents less than 1% of our Common Stock

(1)	The address for each officer and directors is 9605 Medical Center, Suite 270, Rockville, Maryland 20850.

(2)	Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, to the knowledge of the Company, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock, preferred stock, options and/or warrants shown as beneficially owned by them, subject to community property laws, where applicable. Pursuant to the rules of the SEC, the number of shares of our Common Stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of June 23, 2026.

(3)	As of June 23, 2026, the Company had 45,892,668 shares of Common Stock outstanding.

(4)	Includes 73,300 shares of Common Stock issuable upon exercise of options held by Mr. Kraws that are exercisable within the 60-day period following June 23, 2026.

(5)	Includes 208,426 shares of Common Stock issuable upon exercise of options held by Mr. Shallcross and 28,704 shares of Common Stock issuable upon exercise of options held by Mrs. Shallcross (Mr. Shallcross’s wife) that are exercisable within the 60-day period following June 23, 2026.

(6)	Includes 73,300 shares of Common Stock issuable upon exercise of options held by Mr. Wolf that are exercisable within the 60-day period following June 23, 2026.

(7)	Includes 72,400 shares issuable upon exercise of options held by Dr. Monahan that are exercisable within the 60-day period following June 23, 2026.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Pursuant to our Audit Committee charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions” as required by Section 120 of the NYSE American Company Guide. For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

Except as disclosed under “Executive Compensation,” and below there were no related party transactions during the two years ended December 31, 2025 or the current year.

On December 15, 2022, we approved the retention of MaryAnn Shallcross, the wife of Steven Shallcross, as director of Clinical Operations, for compensation of $145,000 and the grant of an option to purchase 2,000 shares of Common Stock having a value of $20,000. Ms. Shallcross had been performing services for us during 2022 for total compensation of less than $120,000. On December 14, 2023, the Company approved the retention of MaryAnn Shallcross, the wife of Steven Shallcross, as Director of Clinical Operations, for compensation of $152,000, a bonus of $70,000 and the grant of an option to purchase 3,000 shares of Common Stock having a value of $30,000. During the year ended December 31, 2023, the Company had $145,000 in compensation expense related to Mrs. Shallcross. On December 13, 2024, the Company approved the compensation of MaryAnn Shallcross of $157,000, a bonus of $45,000 and on April 29, 2025, the Company approved grant of an option to purchase 25,000 shares of Common Stock having a value of $27,000. During the year ended December 31, 2025, the Company had $202,000 in compensation expense, related to Ms. Shallcross. Ms. Shallcross was one of the seven employees whose employment was terminated in connection with the Company’s workforce reduction announced on September 30, 2025. We entered into a Separation Letter Agreement with Ms. Shallcross pursuant to which she received payment of her base salary for three months until December 31, 2025, acceleration of all unvested outstanding equity awards that had been granted to her, and an extension of the exercise period of all of her outstanding options until December 31, 2026.

ANNUAL REPORT/FORM 10-K

Our 2025 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. Copies of the 2025 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Theriva Biologics, Inc., 9605 Medical Center Drive, Suite 270, Rockville, Maryland 20850, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.therivabio.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Theriva stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our proxy materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement and other annual meeting materials to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-866-540-7095. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than March 1, 2027. Such proposals must meet the requirements of the SEC to be eligible for inclusion in our 2027 proxy materials.

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If you wish to nominate a director at the 2027 Annual Meeting, or to bring any other proposal before the 2027 Annual Meeting, that is not to be included in next year’s proxy materials pursuant to Rule 14a-8, you must do so in accordance with our Bylaws, which requires notice of not less than 120 days prior to the anniversary of the preceding year’s annual meeting to be timely, which in this case means April 5, 2027, provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. The stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal and director nomination that such stockholder intends to present at the 2027 Annual Meeting. All stockholder director nominations must be given in writing to the Chairman of the Nominations Committee, Theriva Biologics, Inc., 9605 Medical Center Drive, Suite 270, Rockville, Maryland 20850, All other stockholder proposals must be given in writing to the Corporate Secretary, Theriva Biologics, Inc., 9605 Medical Center Drive, Suite 270, Rockville, Maryland 20850.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 4, 2027. If such meeting date is more than 30 days before or after August 3, 2027, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

AVAILABLE INFORMATION ON CORPORATE GOVERNANCE AND SEC FILINGS

Through our website (www.therivabio.com), we make available, free of charge, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, all amendments to those reports, and other filings with the SEC, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. We also make the following documents available on our website: the Audit Committee Charter; the Compensation Committee Charter; the Nominations Committee Charter; our Code of Conduct; and our Code of Ethics for Financial Management. You may also obtain a copy of any of the foregoing documents, free of charge, if you submit a written request to the Corporate Secretary, Theriva Biologics, Inc., 9605 Medical Center Drive, Suite 270, Rockville, Maryland 20850.

OTHER MATTERS

The Board of Directors knows of no other business to be presented at the Annual Meeting. If, however, other matters properly do come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons holding such proxies.

YOU ARE URGED TO CAST YOUR VOTE AS INDICATED IN THE PROXY MATERIALS. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

By order of the Board of Directors,

/s/ Steven A. Shallcross
Steven A. Shallcross
Chief Executive Officer,
Chief Financial Officer and Director
Rockville, Maryland
June 29, 2026

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Appendix A

AMENDMENT NO. 4
TO THE THERIVA BIOLOGICS, INC. 2020 STOCK INCENTIVE PLAN

Dated: August 3, 2026

WHEREAS, the Board of Directors (the “Board”) of Theriva Biologics, Inc. (the “Company”) heretofore established the Synthetic Biologics, Inc. 2020 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of common stock of the Company available for grants of Awards thereunder (as of the date of this amendment, previously adopted the Plan) to Six Million Five Hundred Thousand (6,500,000) shares of common stock; and

WHEREAS, pursuant to Section 17.2 of the Plan, the Board has the right to amend the Plan with respect to certain matters; and

WHEREAS, the Board has approved and authorized this Amendment No. 4 to the Plan and has recommended that the stockholders of the Company approve this Amendment No. 4;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.            Subject to approval of the Company’s stockholders, Section 4(a) of the Plan is hereby amended by increasing the share references in such section to Six Million Five Hundred Thousand (6,500,000) shares of common stock, so that Section 4(a) reads in its entirety as follows:

“(a) Subject to adjustment pursuant to Section 4.3 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be Six Million Five Hundred Thousand (6,500,000) shares (the “Initial Limit”), all of which may, but need not, be issued in respect of Incentive Stock Options.”

2.            Subject to approval of the Company’s stockholders, Section 4.2 of the Plan is hereby amended by increasing the share references in such section from Two Hundred Fifty Thousand (250,000) shares of common stock to Seven Hundred Fifty Thousand (750,000) shares of common stock, so that Section 4.2 reads in its entirety as follows:

“(a) Subject to adjustment pursuant to Section 4.3 hereof, the number of shares of Common Stock with respect to which Awards may be granted during any calendar year to any one Eligible Person who is a non-employee director of the Board shall not exceed Seven Hundred Fifty Thousand (750,000).”

3.            Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

[Signature page follows.]

A-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 4 as evidence of its adoption by the Board on the date set forth above.

THERIVA BIOLOGICS, INC.

By:
Name: Steven A. Shallcross
Title: Chief Executive Officer, Chief Financial Officer and Director

Dated:

A-2

Appendix B

CERTIFICATE OF AMENDMENT

AUTHORIZED INCREASE

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT Page 1 of 2 Revised: 9/1/2023 1. Entity information: Name of entity as on file with the Nevada Secretary of State: This form must be accompanied by appropriate fees. Certificate to Accompany Restated Articles or Amended and Restated Articles Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) incorporators board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. The purpose of the entity has been amended. The authorized shares have been amended. Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. Dissolution Merger Conversion 3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.) 2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6) Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type. Entity or Nevada Business Identification Number (NVID): Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. Or No action by stockholders is required, name change only.

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) 4. Effective Date and Date: Time: Time: (Optional) (must not be later than 90 days after the certificate is filed) 5. Information Being Changes to takes the following effect: Changed: (Domestic The entity name has been amended. corporations only) The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted. Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary) 6. Signature: (Required) X ____________________________ Signature of Officer or Authorized Signer Title X ____________________________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. Please include any required or optional information in space below: (attach additional page(s) if necessary) This form must be accompanied by appropriate fees. Page 2 of 2 Revised: 9/1/2023

Theriva Biologics, Inc. 9605 Medical Center, Suite 270 Rockville, Maryland 20850 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS - If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE BOARD RECOMMENDS A VOTE “FOR” ALL NOMINEES ON PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, 5 AND 6. 1. Election Of Directors. FOR ALL WITHOLD ALL FOR ALL EXCEPT Jeffrey Kraws ☐ ☐ ☐ John Monahan ☐ ☐ ☐ Steven A. Shallcross ☐ ☐ ☐ Jeffrey Wolf ☐ ☐ ☐ 2. To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”). FOR AGAINST ABSTAIN ☐ ☐ ☐ 3. To approve an amendment to the Company’s 2020 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) that it will have authority to grant under the plan to [6,500,000] shares of Common Stock (the “Plan Increase Proposal”). ☐ ☐ ☐ 4. To approve an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to, at the discretion of the Board, effect an increase the number of authorized shares of Common Stock to 450,000,000 shares (the “Authorized Common Stock Increase Proposal”), such amendment to be effected after stockholder approval thereof only in the event the Board still deems it advisable. ☐ ☐ ☐ 5. To approve, pursuant to Section 713(a) of the NYSE American Company Guide and the terms of an inducement agreement, the issuance of up to an aggregate of 16,184,560 shares of Common Stock upon the exercise of the Company’s common stock purchase warrants issued to institutional investors in the Company’s private placement offering, which closed on October 17, 2025 (the “Warrant Exercise Proposal”). ☐ ☐ ☐ 6. To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Plan Increase Proposal, the Authorized Common Stock Increase Proposal, the Reverse Stock Split Proposal and/or the Warrant Exercise Proposal (the “Adjournment Proposal”). ☐ ☐ ☐ The undersigned acknowledges receipt of our 2025 Annual Report to Stockholders, Notice of Annual Meeting of Stockholders and the Proxy Statement related thereto. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. _______________________________________ Signature Date ______________________________________ Signature (Joint Owners) Date Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature Date Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.proxyvote.com THERIVA BIOLOGICS, INC. ANNUAL MEETING OF STOCKHOLDERS AUGUST 3, 2026 AT: 3:30 P.M. (LOCAL TIME) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Steven A. Shallcross as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of THERIVA BIOLOGICS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 3:30 p.m. (local time), on August 3, 2026 at the Company’s principal place of business for research and clinical development, located at Carrer Torrent de Can Ninou, naus 5-6, 08150 - Parets del Vallès (Barcelona) Spain, or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.